UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

EQ Advisors Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

1290 Avenue of the Americas

New York, New York 10104

August 28, 2023

Dear Contractholder:

Enclosed is a notice and Proxy Statement relating to a Special Meeting of Shareholders of each portfolio (each, a “Portfolio” and together, the “Portfolios”) of EQ Advisors Trust (the “Trust”). The Special Meeting of Shareholders is scheduled to be held at the Trust’s offices, located at 1290 Avenue of the Americas, 15th Floor, New York, New York 10104, on October 23, 2023, at 10:00 a.m., Eastern time (the “Meeting”). The Portfolios are identified in the table beginning on page 2 of the Proxy Statement.

The Board of Trustees of the Trust (the “Board”) has called the Meeting to request that shareholders of the Portfolios elect the Board of Trustees. Nine (9) of the ten (10) current Board members have been nominated to stand for re-election. If elected by shareholders, each such Trustee nominee will continue to serve in that capacity without interruption. One (1) of the current Board members will retire from the Board effective December 31, 2023, and is not standing for re-election. The Board also has nominated two (2) new trustee nominees to stand for election to the Board. If a trustee nominee who would be new to the Board is elected by shareholders, the election of the new trustee nominee would be effective, and the new trustee nominee would begin service as a Trustee of the Trust, on January 1, 2024.

As an owner of a variable life insurance policy and/or a variable annuity contract or certificate (a “Contract”) that participates in one or more of the Portfolios through the investment divisions of a separate account or accounts established by Equitable Financial Life Insurance Company (“Equitable Financial”) or another insurance company (each, an “Insurance Company”), you (a “Contractholder”) are entitled to instruct the Insurance Company that issued your Contract how to vote the applicable Portfolio shares related to your interest in those accounts as of the close of business on July 31, 2023. The Insurance Company that issued your Contract is the record owner of the Portfolio shares related to your interest in those accounts and may be referred to as a “shareholder.”

The attached Notice of Special Meeting of Shareholders and Proxy Statement concerning the Meeting describe the matters to be considered at the Meeting. You should read the Proxy Statement prior to completing your voting instruction card.

The Board has approved the proposal identified above and recommends that you vote “FOR” the proposal. Although the Board has determined that a vote “FOR” the proposal is in the best interest of each Portfolio and its shareholders, the final decision is yours.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating, and signing the enclosed voting instruction card and returning it in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions. For further information on how to instruct an Insurance Company, please see the Contractholder Voting Instructions included herein. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may provide voting instructions in person, even though you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet. Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

Very truly yours,

Steven M. Joenk Equitable Financial Life Insurance Company

EQ ADVISORS TRUST

1290 Avenue of the Americas

New York, New York 10104

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

OCTOBER 23, 2023

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of each portfolio (each, a “Portfolio” and together, the “Portfolios”) of EQ Advisors Trust (the “Trust”) will be held at the Trust’s offices, located at 1290 Avenue of the Americas, 15th Floor, New York, New York 10104, on October 23, 2023, at 10:00 a.m., Eastern time (the “Meeting”). The purpose of the Meeting is to consider and act upon the matters described below:

1.	To elect the Board of Trustees of the Trust (the “Board”). The nominees for election to the Board are Mark A. Barnard, Michael B. Clement, Donald E. Foley, Patricia M. Haverland, Marcia Haydel, Steven M. Joenk, Kimberly Thompson Laughton, H. Thomas McMeekin, Jeffery S. Perry, Gary S. Schpero, and Kathleen Stephansen.

2.	To transact such other business that may properly come before the Meeting or any adjournments thereof.

The Board unanimously recommends that you vote in favor of the proposal.

Please note that owners of variable life insurance policies and/or variable annuity contracts or certificates (the “Contractholders”) issued by Equitable Financial Life Insurance Company or another insurance company (each, an “Insurance Company”) who have invested in shares of one or more of the Portfolios through the investment divisions of a separate account or accounts of an Insurance Company will be given the opportunity to provide the applicable Insurance Company with voting instructions on the above proposal. The Portfolios are identified in the table beginning on page 2 of the Proxy Statement attached to this notice.

You should read the Proxy Statement attached to this notice prior to completing your proxy or voting instruction card(s). The record date for determining the number of shares outstanding, the shareholders entitled to vote, and the Contractholders entitled to provide voting instructions at the Meeting and any adjournments or postponements thereof has been fixed as the close of business on July 31, 2023. If you attend the Meeting, you may vote or provide your voting instructions in person. Please note that in order to gain admission to the site of the Meeting, all attendees will need to present a photo identification card to building security after which attendees will be directed to the 15th floor for participation in the Meeting. At the Meeting, you will need photo identification in order to vote or provide voting instructions.

The Special Meeting of Shareholders of each Portfolio is a separate meeting, but these Special Meetings of Shareholders are being held jointly and are referred to herein together as the “Meeting”.

YOUR VOTE IS IMPORTANT

Please return your proxy card(s) or voting instruction card(s) promptly.

Regardless of whether you plan to attend the Meeting, you should vote or provide voting instructions by promptly completing, dating, and signing the enclosed proxy or voting instruction card(s) for the Portfolio(s) in which you directly or indirectly own shares and returning the card(s) in the enclosed postage-paid envelope. You also can vote or provide voting instructions through the Internet or by telephone using the 14-digit control number and 8-digit security code that appear on the enclosed proxy or voting instruction card(s) and following the simple instructions. If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time. The Board of Trustees of the Trust recommends that you vote or provide voting instructions to vote “FOR” the proposal.

By Order of the Board of Trustees,

Shane Daly Secretary

Dated: August 28, 2023

New York, New York

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

CONTRACTHOLDER VOTING INSTRUCTIONS

FOR THE SPECIAL MEETING OF SHAREHOLDERS OF

EQ ADVISORS TRUST

TO BE HELD ON OCTOBER 23, 2023

Dated: August 28, 2023

GENERAL

These Contractholder Voting Instructions are being furnished by Equitable Financial Life Insurance Company (“Equitable Financial”) or another insurance company (each, an “Insurance Company” and together, the “Insurance Companies”) to owners of its variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contractholders”) who, as of July 31, 2023 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of its separate account or accounts (the “Separate Accounts”) that are invested in shares of one or more of the portfolios (each, a “Portfolio” and together, the “Portfolios”) of EQ Advisors Trust (the “Trust”). The Trust is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission as an open-end management investment company.

Each Insurance Company will offer Contractholders the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Portfolios (the “Shares”) held by its Separate Accounts, as to how it should vote on the proposal that will be considered at the Special Meeting of Shareholders referred to in the preceding Notice and at any adjournments or postponements thereof (the “Meeting”). The enclosed Proxy Statement, which you should read and retain for future reference, sets forth concisely information about the proposal that a Contractholder should know before completing the enclosed voting instruction card(s).

Equitable Financial is a wholly owned subsidiary of Equitable Holdings, Inc. (“Equitable Holdings”), which is a publicly-owned company. The principal offices of Equitable Financial and Equitable Holdings are located at 1290 Avenue of the Americas, New York, New York 10104.

These Contractholder Voting Instructions and the accompanying voting instruction card(s), together with the enclosed proxy materials, are first being mailed to Contractholders on or about September 1, 2023.

Some Contractholders will not automatically receive a copy of all of the proxy materials in the mail, but will instead receive a notice that informs them of how to access all of the proxy materials on a publicly available Internet Web site (commonly referred to as “notice and access”). Contractholders who receive such a notice will not be able to return the notice to provide voting instructions. However, they can access the proxy materials at www.proxy-direct.com to provide voting instructions or may use the instructions on the notice to request a paper or email copy of the proxy materials at no charge.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in the investment divisions of its Separate Accounts, Contractholders are asked to promptly complete their voting instructions on the enclosed voting instruction card(s), sign and date the voting instruction card(s), and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contractholders also may provide voting instructions via telephone or the Internet as indicated on the enclosed voting instruction card(s).

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If a voting instruction card is not marked to indicate voting instructions but is signed and timely returned, it will be treated as an instruction to vote the Shares “FOR” the proposal.

The number of Shares held in the investment division of a Separate Account corresponding to a Portfolio for which a Contractholder may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value allocable to that investment division by (ii) the net asset value of one Share of the corresponding Portfolio. Each whole Share of a Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional Share is entitled to a proportionate fractional vote. At any time prior to an Insurance Company’s voting at the Meeting, a Contractholder may revoke his or her voting instructions with respect to that investment division by providing the Insurance Company with a properly executed written revocation of such voting instructions, by properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or by appearing and providing voting instructions in person at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

An Insurance Company will vote the Shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives a voting instruction card that is signed and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares “FOR” the proposal. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives no timely voting instructions from Contractholders, or that are attributable to amounts retained by an Insurance Company and its affiliates as surplus or seed money, will be voted by the applicable Insurance Company either “FOR” or “AGAINST” approval of the proposal, or as an abstention or withheld, in the same proportion as the Shares for which Contractholders have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contractholders could determine whether the proposal is approved.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the specified proposal, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by directors, officers and employees of Equitable Investment Management Group, LLC, the investment adviser of the Trust, or its affiliates as well as officers and agents of the Trust. The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, fax, personal interview, the Internet or other permissible means.

The Special Meeting of Shareholders of each Portfolio is a separate meeting, but these Special Meetings of Shareholders are being held jointly and are referred to herein together as the “Meeting”. If the quorum necessary to transact business at the Meeting is not established with respect to the Trust or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting in accordance with applicable law to permit further solicitation of voting instructions. The persons named as proxies will vote in their discretion on any such adjournment or postponement. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

It is important that your Contract be represented. Please promptly mark your voting instructions on the enclosed voting instruction card(s); then sign and date the voting instruction card(s) and mail the card(s) in the accompanying postage-paid envelope. You may also provide your voting instructions via telephone or the Internet as indicated on the enclosed voting instruction card(s).

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EQ ADVISORS TRUST

1290 Avenue of the Americas

New York, New York 10104

1-877-222-2144

PROXY STATEMENT DATED AUGUST 28, 2023 FOR THE

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 23, 2023

This Proxy Statement relates to the solicitation by the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”) of proxies to be used at the Special Meeting of Shareholders of the Trust to be held at 1290 Avenue of the Americas, 15th Floor, New York, New York 10104, on October 23, 2023, at 10:00 a.m., Eastern time, or any adjournment or postponement thereof (the “Meeting”).

This Proxy Statement is being furnished to owners of variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) (the “Contractholders”) issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or another insurance company (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of July 31, 2023 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate account or accounts (the “Separate Accounts”) that are invested in shares of one or more portfolios (each, a “Portfolio” and together, the “Portfolios”) of the Trust. Contractholders are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the proposal contained in this Proxy Statement in connection with the solicitation by the Board of proxies for the Meeting. This Proxy Statement also is being furnished to the Insurance Companies as the record owners of shares and to other shareholders (including retirement plan participants) that were invested in one or more of the Portfolios as of the Record Date. Distribution of this Proxy Statement and proxy or voting instruction card(s) to the Insurance Companies and other shareholders and to Contractholders is scheduled to begin on or about September 1, 2023. This Proxy Statement and a proxy or voting instruction card also will be available at www.proxy-direct.com on or about September 1, 2023.

This Proxy Statement relates to the following matters:

Proposals	Shareholders Entitled to Vote on the Proposal
1. To elect the Board of Trustee of the Trust.	The shareholders of all Portfolios will vote collectively as a single class on the election of each nominee to the Board of Trustees.
2. To transact such other business that may properly come before the Meeting or any adjournments thereof.

The Portfolios of the Trust are:

1290 VT Convertible Securities Portfolio	EQ/Intermediate Corporate Bond Portfolio
1290 VT DoubleLine Opportunistic Bond Portfolio	EQ/Intermediate Government Bond Portfolio
1290 VT Equity Income Portfolio	EQ/International Core Managed Volatility Portfolio
1290 VT GAMCO Mergers & Acquisitions Portfolio	EQ/International Equity Index Portfolio
1290 VT GAMCO Small Company Value Portfolio	EQ/International Managed Volatility Portfolio
1290 VT High Yield Bond Portfolio	EQ/International Value Managed Volatility Portfolio
1290 VT Micro Cap Portfolio	EQ/Invesco Comstock Portfolio
1290 VT Moderate Growth Allocation Portfolio	EQ/Invesco Global Portfolio
1290 VT Multi-Alternative Strategies Portfolio	EQ/Invesco Global Real Assets Portfolio
1290 VT Natural Resources Portfolio	EQ/Invesco Moderate Allocation Portfolio
1290 VT Real Estate Portfolio	EQ/Invesco Moderate Growth Allocation Portfolio
1290 VT Small Cap Value Portfolio	EQ/Janus Enterprise Portfolio
1290 VT SmartBeta Equity ESG Portfolio	EQ/JPMorgan Growth Allocation Portfolio
1290 VT Socially Responsible Portfolio	EQ/JPMorgan Growth Stock Portfolio
ATM International Managed Volatility Portfolio	EQ/JPMorgan Value Opportunities Portfolio
ATM Large Cap Managed Volatility Portfolio	EQ/Large Cap Core Managed Volatility Portfolio
ATM Mid Cap Managed Volatility Portfolio	EQ/Large Cap Growth Index Portfolio
ATM Small Cap Managed Volatility Portfolio	EQ/Large Cap Growth Managed Volatility Portfolio
EQ/400 Managed Volatility Portfolio	EQ/Large Cap Value Index Portfolio
EQ/500 Managed Volatility Portfolio	EQ/Large Cap Value Managed Volatility Portfolio
EQ/2000 Managed Volatility Portfolio	EQ/Lazard Emerging Markets Equity Portfolio
EQ/AB Dynamic Aggressive Growth Portfolio	EQ/Long-Term Bond Portfolio
EQ/AB Dynamic Growth Portfolio	EQ/Loomis Sayles Growth Portfolio
EQ/AB Dynamic Moderate Growth Portfolio	EQ/MFS International Growth Portfolio
EQ/AB Short Duration Government Bond Portfolio	EQ/MFS International Intrinsic Value Portfolio
EQ/AB Small Cap Growth Portfolio	EQ/MFS Mid Cap Focused Growth Portfolio
EQ/AB Sustainable U.S. Thematic Portfolio	EQ/MFS Technology Portfolio
EQ/Aggressive Growth Strategy Portfolio	EQ/MFS Utilities Series Portfolio
EQ/All Asset Growth Allocation Portfolio	EQ/Mid Cap Index Portfolio
EQ/American Century Moderate Growth Allocation Portfolio	EQ/Mid Cap Value Managed Volatility Portfolio
EQ/American Century Mid Cap Value Portfolio	EQ/Moderate Growth Strategy Portfolio
EQ/Balanced Strategy Portfolio	EQ/Morgan Stanley Small Cap Growth Portfolio
EQ/Capital Group Research Portfolio	EQ/Money Market Portfolio
EQ/ClearBridge Large Cap Growth ESG Portfolio	EQ/PIMCO Global Real Return Portfolio
EQ/ClearBridge Select Equity Managed Volatility Portfolio	EQ/PIMCO Real Return Portfolio
EQ/Common Stock Index Portfolio	EQ/PIMCO Total Return ESG Portfolio
EQ/Conservative Growth Strategy Portfolio	EQ/PIMCO Ultra Short Bond Portfolio
EQ/Conservative Strategy Portfolio	EQ/Quality Bond PLUS Portfolio
EQ/Core Bond Index Portfolio	EQ/Small Company Index Portfolio
EQ/Emerging Markets Equity PLUS Portfolio	EQ/T. Rowe Price Health Sciences Portfolio
EQ/Equity 500 Index Portfolio	EQ/Ultra Conservative Strategy Portfolio
EQ/Fidelity Institutional AM® Large Cap Portfolio	EQ/Value Equity Portfolio
EQ/Franklin Moderate Allocation Portfolio	EQ/Wellington Energy Portfolio
EQ/Franklin Rising Dividends Portfolio	Equitable Conservative Growth MF/ETF Portfolio
EQ/Franklin Small Cap Value Managed Volatility Portfolio	Equitable Growth MF/ETF Portfolio
EQ/Global Equity Managed Volatility Portfolio	Equitable Moderate Growth MF/ETF Portfolio
EQ/Goldman Sachs Growth Allocation Portfolio	Multimanager Aggressive Equity Portfolio
EQ/Goldman Sachs Mid Cap Value Portfolio	Multimanager Core Bond Portfolio
EQ/Goldman Sachs Moderate Growth Allocation Portfolio	Multimanager Technology Portfolio
EQ/Growth Strategy Portfolio

The Trust is organized as a Delaware statutory trust and is an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”).

Equitable Investment Management Group, LLC (“EIM”) is the investment adviser of each Portfolio. Equitable Investment Management, LLC, an affiliate of EIM, is the administrator of each Portfolio. Equitable Distributors, LLC, an affiliate of EIM, is the principal underwriter (distributor) of each Portfolio’s shares. The mailing address for each of these companies and for the Trust’s principal executive officers is 1290 Avenue of the Americas, New York, New York 10104. In addition, the investment sub-advisers listed in Appendix A (the “Sub-Advisers”) serve as investment sub-advisers to certain Portfolios.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on October 23, 2023

This Proxy Statement, which you should read and retain for future reference, sets forth concisely information about the proposal that you should know before voting or providing voting instructions. Additional information about the Trust has been filed with the SEC and is available upon oral or written request. Distribution of this Proxy Statement and proxy or voting instruction card(s) to the Insurance Companies and other shareholders and to Contractholders is scheduled to begin on or about September 1, 2023. This Proxy Statement and a proxy or voting instruction card also will be available at www.proxy-direct.com on or about September 1, 2023. It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company and its affiliates in accordance with voting instructions received from its Contractholders and as otherwise provided herein, and in accordance with voting procedures established by the Trust.

The Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a Contractholder upon request. Contractholders may request copies of the Trust’s annual and/or semi-annual reports, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by calling 1-877-522-5035.

PROPOSAL 1: ELECTION OF BOARD OF TRUSTEES.

Background on the Proposal

Shareholders of the Trust are being asked to elect nine (9) of the ten (10) Trustee nominees who serve as current members of the Board of Trustees of the Trust, as well as two (2) new trustee nominees (each, a “Nominee” and together, the “Nominees”) to serve on the Board of Trustees of the Trust. One (1) of the current Board members will retire from the Board of Trustees effective December 31, 2023, and is not standing for re-election.

The fund complex currently includes three registered investment companies — the Trust, EQ Premier VIP Trust, and 1290 Funds. EIM serves as the investment adviser to both the Trust and EQ Premier VIP Trust, and an affiliate of EIM serves as the investment adviser to 1290 Funds. Prior to January 1, 2023, EIM served as the investment adviser to 1290 Funds. These investment companies share certain administrative, legal, compliance, marketing and other functions. Currently, the Board that oversees each registered investment company in the fund complex is comprised of the same 10 trustees. Assuming that the proposal for the election of the eleven (11) Nominees is approved by the shareholders of the Trust (and, by means of separate proposals in separate proxy statements, both the shareholders of EQ Premier VIP Trust and the shareholders of 1290 Funds), the same Board members would continue to oversee the Trust, EQ Premier VIP Trust, and 1290 Funds.

The current Board and its Governance Committee, which consists of all of the current Independent Trustees of the Trust, have determined to increase the size of the Board from 10 to 11 members and have proposed for election by shareholders nine of the 10 current members of the Board as well as two new Board members. The Board’s current Trustees are Mark A. Barnard, Thomas W. Brock, Michael B. Clement, Donald E. Foley, Patricia M. Haverland, Steven M. Joenk, H. Thomas McMeekin, Jeffery S. Perry, Gary S. Schpero, and Kathleen Stephansen. Mr. Joenk is an “interested person” (as defined in the 1940 Act) (an “Interested Trustee”) of the Trusts. Messrs. Barnard, Brock, Clement, Foley, McMeekin, Perry and Schpero and Mses. Haverland and Stephensen are not “interested persons” (as defined in the 1940 Act) (each, an “Independent Trustee”) of the Trust. Mr. Brock will retire from the Board effective December 31, 2023, and is not standing for re-election. The Board’s Governance Committee identified the two new Nominees to the Board, Marcia Haydel and Kimberly Thompson Laughton, through the use of a third party search firm and extensive interviews with multiple candidates. If elected by shareholders, Mses. Haydel and Laughton would be Independent Trustees of the Trust.

As part of its evaluation of this proposal, the Governance Committee of the Board considered a number of factors, including that the increased size, diversity, skill sets and depth of experience of the Board should enhance the Board’s ability to respond to the increasing complexities of the mutual fund business. The Governance Committee also considered that, as the mandatory retirement date for certain current Board members approaches, it would be advisable to elect two new Board members now so that these new Board members can serve alongside the current Board members as they become increasingly familiar with the Trust and the Portfolios and their compliance, regulatory and risk management oversight responsibilities.

Upon the recommendation of the Governance Committee, the Board unanimously determined to recommend that shareholders of the Trust vote “FOR” the election of each Nominee at the Meeting to hold office in accordance with the Trust’s governing documents.

Nominees

Each Nominee has consented to being named in this Proxy Statement and indicated his or her willingness to serve if elected. In the unanticipated event that any Nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the Board. The persons named on the accompanying proxy card intend to vote at the Meeting (unless otherwise directed) in favor of the election of the Nominees named below as Trustees of the Trust. To be elected, persons nominated as Trustees must receive a plurality of the votes cast, which means that the eleven (11) Nominees receiving the highest number of votes cast at the Meeting will be elected, even if they receive approval from less than a majority of the votes cast. Because the Nominees are running unopposed, the Nominees are expected to be elected as Trustees, as all Nominees who receive votes in favor will be elected. Abstentions, not being votes cast, will have no effect on the outcome of this proposal. Subject to the foregoing, if Ms. Haydel and Ms. Laughton are elected by shareholders, their elections would be effective, and they would begin service as Trustees of the Trust, on January 1, 2024.

Information regarding each Nominee is provided below. If elected, each Nominee, except Mr. Joenk, would be an Independent Trustee of the Trust. The business address of all Nominees and Mr. Brock is 1290 Avenue of the Americas, New York, New York 10104. Messrs. Barnard, Clement, Foley, McMeekin, Perry and Schpero and Mses. Haverland, Haydel, Laughton and Stephansen are referred to herein as “Independent Nominees,” and Mr. Joenk is referred to herein as an “Interested Nominee.”

The Governance Committee also considered that, if the Nominees are elected by shareholders, all but one of the members of the Board will be Independent Trustees and that the Chairman of the Board will be an Independent Trustee.

Name, Address and Year of Birth	Position(s) Held and/or to be Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen and/ or to be Overseen by Trustee or Nominee for Trustee***	Other Directorships Held by Trustee or Nominee for Trustee
Interested Nominee*
Steven M. Joenk (1958)	Trustee and Chief Executive Officer	Trustee from September 2004 to present**; Chief Executive Officer from December 2002 to present; and Chairman of the Board from September 2004 through September 2017	Chairman of the Board and Chief Executive Officer (May 2011 to present) and President (May 2011 to November 2021) of EIM; Chairman of the Board and Chief Executive Officer of Equitable Investment Management, LLC (January 2023 to present); Senior Vice President and Chief Investment Officer of AXA Financial, Inc. (April 2017 to 2019); and Chief Investment Officer (April 2017 to present) and employee (September 1999 to present) of Equitable Financial.	126	None.

Independent Nominees

Mark A. Barnard (1949)	Trustee	From April 2017 to present**	Retired. Previously, Managing Director – Private Investments, Howard Hughes Medical Institute, 2001 to 2016 (and, prior thereto, Director of Private Investments from 1998 to 2001, and Manager of Private Investments from 1995 to 1998).	126	None.

Michael B. Clement (1957)	Trustee	From January 2019 to present**	Professor of Accounting, University of Texas, from 1997 to 2002 and from 2004 to present (Department of Accounting Chair from 2018 to 2022); Visiting Professor, Harvard Business School, 2023 to present.	126	New York Mortgage Trust

Name, Address and Year of Birth	Position(s) Held and/or to be Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen and/ or to be Overseen by Trustee or Nominee for Trustee***	Other Directorships Held by Trustee or Nominee for Trustee
Donald E. Foley (1951)	Trustee	From January 2014 to present**	Retired. Previously, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation, 2010 to 2011; Senior Vice President, Treasurer and Director of Tax, ITT Corporation, 1996 to 2010.	126	BioSig Technologies, Inc.; Wilmington Funds (12)

Patricia M. Haverland (1956)	Trustee	From April 2022 to present**	Retired. Previously, Vice President and Chief Investment Officer North America Pensions, Siemens, 2009 to 2018.	126	None.

Marcia Haydel (1962)	Consultant† and Trustee	**, †	Founding Partner and Managing Director, Performance Equity Management, 2005 to present; Portfolio Manager, General Motors Investment Management, 1999 to 2005; Vice President, Alliance Capital Management, 1998 to 1999.	126 if elected at the Meeting and at separate meetings of the shareholders of EQ Premier VIP Trust and 1290 Funds	None.

Kimberly Thompson Laughton (1963)	Consultant† and Trustee	**, †	Retired. Previously, President, Schwab Charitable, 2011 to 2021 (and, prior thereto, Vice President from 2007 to 2011); various positions at Charles Schwab Corporation, including Vice President – Mutual Funds enterprise from 2003 to 2005, and Vice President – Fixed Income enterprise from 1999 to 2002.	126 if elected at the Meeting and at separate meetings of the shareholders of EQ Premier VIP Trust and 1290 Funds	None.

H. Thomas McMeekin (1953)	Trustee	From January 2014 to present**	Managing Partner and Founder, Griffin Investments, LLC, 2000 to present; CEO of Blue Key Services, LLC, 2015 to present; previously, Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management, 2009 to 2012.	126	None.

Jeffery S. Perry (1965)	Trustee	From April 2022 to present**	Founder and Chief Executive Officer, Lead Mandates LLC (business and leadership advisory firm). Retired, Global Client Service Partner, Ernst & Young LLP, 2004 to 2020.	126	Fortune Brands Innovations, Inc.; MasterBrand, Inc.

Name, Address and Year of Birth	Position(s) Held and/or to be Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen and/ or to be Overseen by Trustee or Nominee for Trustee***	Other Directorships Held by Trustee or Nominee for Trustee
Gary S. Schpero (1953)	Chairman of the Board	Independent Trustee, May 2000 to present; Lead Independent Trustee, September 2011 to September 2017; Chairman of the Board, October 2017 to present**	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	126	Blackstone Funds (4)

Kathleen Stephansen (1954)	Trustee	From January 2019 to present**	Senior Economist, Haver Analytics, 2019 to present; Senior Economic Advisor, Boston Consulting Group, 2018 to 2019, and in 2016; Chief Economist, Huawei Technologies USA Inc., 2016 to 2018; various positions at American International Group, including Chief Economist and Senior Managing Director and Senior Investment Strategies and Global Head of Sovereign Research – AIG Asset Management from 2010 to 2016.	126	None.

†	Mses. Haydel and Laughton each has been retained to serve as a consultant to the Board effective September 1, 2023, to advise the Board on matters relating to the mutual fund industry, which includes, but is not limited to, participation and attendance at regularly-scheduled and special meetings of the Board and/or committees of the Board and advice on investment performance, distribution activities, compliance and other matters. It is anticipated that Mses. Haydel and Laughton will serve as consultants to the Board until December 31, 2023 (unless extended or otherwise modified). If Mses. Haydel and Laughton are elected by shareholders, their elections would be effective, and they would begin service as Trustees of the Trust, on January 1, 2024.
*	Affiliated with the investment adviser and/or distributor.
**	Each Nominee elected will serve during the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. The Board has adopted a policy that currently provides that each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 75 years. The Trust’s retirement policy is subject to periodic review by the Trust’s Governance Committee, which may recommend for Board approval any changes to the policy that it determines to be appropriate.
***	The registered investment companies in the fund complex include the Trust, EQ Premier VIP Trust, and 1290 Funds. Mr. Joenk serves as Trustee and Chief Executive Officer for each of the registered investment companies in the fund complex. Mr. Schpero serves as Chairman of the Board for each such registered investment company.

Current Independent Trustee Not Nominated for Re-Election

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee
Independent Trustee
Thomas W. Brock (1947)	Trustee	From January 2016 to present*	Retired. Previously, Director, President and Chief Executive Officer of Silver Bay Realty Trust Corp., June 2016 to May 2017 (and, prior thereto, Director and interim President and Chief Executive Officer from January 2016 to June 2016); Chief Executive Officer and Co-Founder of Stone Harbor Investment Partners, 2006 to 2012.	126	Liberty All-Star Funds (2)

*	Each Trustee will serve during the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. The Board has adopted a policy that currently provides that each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 75 years. The Trust’s retirement policy is subject to periodic review by the Trust’s Governance Committee, which may recommend for Board approval any changes to the policy that it determines to be appropriate. Pursuant to the policy, Mr. Brock will retire on December 31, 2023. Mr. Brock is not standing for re-election and will serve until December 31, 2023.
**	The registered investment companies in the fund complex include the Trust, EQ Premier VIP Trust, and 1290 Funds.

Qualifications and Experience of the Nominees

The current Board believes that all of the Nominees possess substantial executive leadership experience derived from their service as executives, partners and board members of diverse businesses and community and other organizations. The current Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Nominee represent a diversity of experiences and a variety of complementary skills. In determining whether a Nominee is qualified to serve as a Trustee of the Trust, the current Board considered a wide variety of information about the Nominee, and multiple factors contributed to the current Board’s decision. However, there are no specific required qualifications for Board membership. Each Nominee is believed to possess the experience, skills, and attributes necessary to serve the Portfolios and their shareholders because each Nominee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board.

Information about certain of the specific qualifications and experience of each Nominee relevant to the current Board’s conclusion that the Nominee should serve as a Trustee of the Trust is set forth in the table above. Set forth below are certain additional qualifications, experience, attributes, and skills of each Nominee that the current Board believes support a conclusion that the Nominee should serve as Trustee of the Trust in light of the Trust’s business activities and structure.

Interested Nominee

Steven M. Joenk — Mr. Joenk has a background in the financial services industry, senior management experience with multiple insurance companies, investment management firms and investment companies and multiple years of service as an officer, Trustee and former Chairman of the Board of the Trust and other registered investment companies, including EQ Premier VIP Trust and 1290 Funds.

Independent Nominees

Mark A. Barnard — Mr. Barnard has senior management and investment experience with endowments and foundations, multiple years of service on limited partner advisory boards and on the boards of pension entities and an investment company, and multiple years of service as a Trustee of the Trust, EQ Premier VIP Trust and 1290 Funds.

Michael B. Clement — Mr. Clement has a background in the financial services industry, background as an accounting scholar and professor, multiple years of service on the board of a real estate investment trust, and multiple years of service as a Trustee of the Trust, EQ Premier VIP Trust and 1290 Funds.

Donald E. Foley — Mr. Foley has a background in the financial services industry, experience in senior management positions with financial services firms, multiple years of service on the boards of public and private companies and organizations, and multiple years of service as a Trustee of the Trust, EQ Premier VIP Trust and 1290 Funds.

Patricia M. Haverland — Ms. Haverland has held senior management positions regarding pension plans for financial services and other companies, experience overseeing outside investment managers for pension plans, serving on an advisory council for the U.S. Department of Labor, and serving on the boards of non-profit organizations. Ms. Haverland holds the Chartered Financial Analyst designation. Prior to her election to the Boards of Trustees of the Trust, EQ Premier VIP Trust and 1290 Funds, Ms. Haverland served as a consultant to the Boards of Trustees from October 1, 2021 to March 31, 2022.

Marcia Haydel — Ms. Haydel has a background in the financial services industry, experience in senior management positions with an asset management firm, multiple years of service on the board of a private company, multiple years of service as an advisory board member of private equity companies, and background as a portfolio manager.

Kimberly Thompson Laughton — Ms. Laughton has a background in the financial services industry, experience in senior management positions with a large financial services firm and non-profit donor-advised fund, and multiple years of service on the boards of non-profit organizations.

H. Thomas McMeekin — Mr. McMeekin has a background in the financial services industry, has held senior management positions with insurance companies, has multiple years of service on the boards of public and private companies and organizations, and has multiple years of service as a Trustee of the Trust, EQ Premier VIP Trust and 1290 Funds.

Jeffery S. Perry — Mr. Perry has multiple years of experience as a management consultant, including experience as a partner at a global Big 4 professional services firm, and multiple years of service on the boards of public and non-profit organizations and a college. Prior to his election to the Boards of Trustees of the Trust, EQ Premier VIP Trust and 1290 Funds, Mr. Perry served as a consultant to the Boards of Trustees from October 1, 2021 to March 31, 2022.

Gary S. Schpero — Mr. Schpero has experience as the managing partner of the investment management practice group at a large international law firm and multiple years of service as a Trustee of the Trust, EQ Premier VIP Trust and 1290 Funds, as well as other unaffiliated investment companies.

Kathleen Stephansen — Ms. Stephansen has a background in the financial services industry, background as an economist, senior management experience with a large financial services firm, and multiple years of service as a Trustee of the Trust, EQ Premier VIP Trust and 1290 Funds.

Current Independent Trustee Not Nominated for Re-Election

Thomas W. Brock — Mr. Brock has a background in the financial services industry, senior management experience with financial services and investment management firms, multiple years of service on the boards of public companies and organizations and investment companies, and multiple years of service as a Trustee of the Trust, EQ Premier VIP Trust and 1290 Funds. Mr. Brock will retire from the Board on December 31, 2023.

Structure of the Board

The Board currently is comprised of 10 Trustees, and there is one vacancy on the Board (and Mr. Brock’s retirement will create another vacancy). Nine of the 10 current Trustees are Independent Trustees. Mr. Joenk is an Interested Trustee. The current Board has appointed Gary S. Schpero to serve as Chairman of the Board. The Chairman of the Board is recommended by the Trust’s Governance Committee and approved by the full Board. The Chairman of the Board presides at meetings of the Trustees and shall have such other powers and perform such other duties as may be from time to time assigned to him by the Trustees or prescribed by the Trust’s Declaration of Trust or By-laws.

The Board holds seven regular meetings each year to consider and address matters involving the Trust and its Portfolios. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person, by videoconference or by telephone.

The Board has established a committee structure that includes an Audit Committee, a Governance Committee, and an Investment Committee (which is divided into sub-committees). All Independent Trustees are members of each Committee. The Board believes that this structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly and believes that its leadership structure, including the appointment of an Independent Trustee to serve in the role of Chairman of the Board, is appropriate given the asset size of the Trust, the number of series offered by the Trust and the other registered investment companies in the fund complex, the number of Trustees overseeing the Trust and the other registered investment companies in the fund complex, and the Board’s oversight responsibilities, as well as the Trust’s business activities and advisory structures and its use as an investment vehicle in connection with the Contracts and retirement plans.

The Audit Committee functions to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls, oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and act as a liaison between the Trust’s independent accountants and the Board. To carry out its function, the Audit Committee, among other things, selects, retains or terminates the Trust’s independent accountants and evaluates their independence; meets with the Trust’s independent accountants as necessary to review and approve the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the Trust’s financial statements and the Trust’s financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the Trust by the independent accountants. The Audit Committee held seven (7) meetings during the fiscal year ended December 31, 2022. Mr. Clement serves as the Chair of the Audit Committee.

The Governance Committee functions to consider the size and structure of the Board and other governance matters; evaluate and nominate candidates for Independent Trustee membership on the Board and for membership on any Board committees; review the compensation arrangements for each of the Independent Trustees; provide oversight and review the compensation arrangements of the Trust’s Chief Compliance Officer (“CCO”); and review the independence of outside counsel to the Independent Trustees. The Governance Committee also assists the Board in selecting, appointing, and evaluating the Trust’s CCO and meets in executive session from time to time with EIM to discuss the CCO’s performance and the effectiveness of the Trust’s compliance program. The Governance Committee may seek to identify candidates for Independent Trustee with the assistance of EIM or another third party service provider or independent contractor or by such other means as the Governance Committee deems appropriate. In connection with its evaluation of candidates, the Governance Committee reviews each candidate’s overall qualifications for Board membership and each candidate’s independence from the Trust’s investment adviser and other principal service providers. Persons selected as nominees for Independent Trustee must not be “interested persons” (as defined in the 1940 Act) of the Trust. The Governance Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence. The Governance Committee also may consider such other factors as it may determine to be relevant to fulfilling the role of Trustee. The Governance Committee gives recommendations provided by the Trust’s officers the same consideration as any other candidate. The Governance Committee will not consider nominees recommended by Contractholders. The Governance Committee believes that the current process for selecting nominees is effective in identifying suitable candidates to serve on the Board. The Governance Committee periodically reviews the size and composition of the Board to determine whether it may be appropriate to add individuals, including those with different backgrounds or skills from those already on the Board, so that the Board reflects the appropriate balance of experience, skills, attributes and diversity required for the Board as a whole. The Governance Committee held four (4) meetings during the fiscal year ended December 31, 2022. Mr. McMeekin serves as the Chair of the Governance Committee. A copy of the written charter for the Governance Committee is attached to this Proxy Statement as Appendix B.

The Investment Committee functions to assist the Board in its oversight of Portfolio investment operations and performance. The Investment Committee is primarily responsible for overseeing and guiding the process by which the Board reviews Portfolio performance and interfacing with personnel at EIM and, in the case of certain Portfolios, the Sub-Advisers responsible for portfolio management. In addition, three sub-groups of the Investment Committee, comprised of Independent Trustees, meet individually and engage in extensive discussions, along with management representatives and outside legal counsel, with Sub-Advisers to the sub-advised Portfolios during in-person or videoconference presentations made throughout the year. The Investment Committee held five (5) meetings during the fiscal year ended December 31, 2022. Messrs. Barnard and Foley and Ms. Stephansen serve as the co-Chairs of the Investment Committee.

During the fiscal year ended December 31, 2022, each current Trustee attended at least 75% of the aggregate of: (i) the total number of Board meetings, and (ii) the total number of meetings held by all committees on which he or she served.

Risk Oversight of the Trust

The management of various risks relating to the administration and operation of the Trust and its Portfolios is the responsibility of EIM and the other service providers, including (in the case of certain Portfolios) any Sub-Advisers, retained by the Trust or EIM, many of whom employ professional personnel who have risk management responsibilities. Consistent with its responsibility for oversight of the Trust and the Portfolios, the Board, among other things, oversees risk management of each Portfolio’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Portfolios include, among others, investment risk, credit risk, liquidity risk, valuation risk, operational risk, litigation risk, regulatory risk, reputational risk, and compliance risk as well as the overall business and disclosure risks relating to the Portfolios and the Trust and the risk of conflicts of interest affecting EIM (or its affiliates) in managing the Portfolios. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks. Under the overall supervision of the Board, EIM and other service providers to the Portfolios also have implemented a variety of processes, procedures and controls to address these and other risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers. The Board recognizes that not all risks that may affect the Portfolios can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Portfolios’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Trust and from other service providers. The Board requires senior officers of the Trust, including the President, Chief Financial Officer, Chief Investment Officer, CCO and Director of Risk, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Chief Financial Officer also reports regularly to the Board and to its Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Board and its Audit Committee also receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board receives reports from EIM on the investments and securities trading of the Portfolios, as well as reports from EIM, in its capacity as the Portfolios’ Valuation Designee, regarding the valuation of those investments. Additionally, the Board meets regularly with the Trust’s Director of Risk with respect to EIM’s risk management framework, risk monitoring and reporting. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including (in the case of certain Portfolios) the Sub-Advisers to the Portfolios, as well as the Trust’s custodian, distributor and sub-administrator. The Board also requires EIM to report to the Board on other matters relating to risk management on a regular and as-needed basis. Most of the Portfolios’ operations are carried out by various service providers; the Board’s oversight of the risk management processes of those service providers, including processes to address business continuity, cybersecurity and other operational issues, is inherently limited.

Compensation

No director, trustee, member, officer (other than the Trust’s CCO), or employee of EIM or an affiliated company receives any compensation or reimbursement from the Trust for serving as a Trustee or officer of the Trust. Mr. Joenk is an Interested Trustee of the Trust and, therefore, has not been compensated by the Trust for his service as a Trustee.

For services to the Trust, EQ Premier VIP Trust, and 1290 Funds, each Independent Trustee receives an annual retainer of $435,000, payable quarterly, which covers all regular, committee, and special meetings. In addition, the Chairman of the Board receives an annual retainer of $165,000; the Chair of the Audit Committee receives an annual retainer of $40,000; the Chair of the Governance Committee receives an annual retainer of $55,000; and each of the co-Chairs of the Investment Committee receives an annual retainer of $40,000. Independent Trustees also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with serving as an Independent Trustee, including expenses associated with attending Board or Committee meetings. The Independent Trustees are not expected to increase the compensation set forth above as part of this proposal.

Mses. Haydel and Laughton, each of whom serves as a consultant to the Board effective September 1, 2023, each will be paid $100,000, in two installments, for her services through December 31, 2023.

Information regarding compensation paid to the Independent Trustees for the most recent fiscal year ended December 31, 2022, is set forth below.

Trustee Compensation Table

for the Fiscal Year Ended December 31, 20221

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees[2]
Interested Trustees
Steven M. Joenk	$0	$0	$0	$0
Independent Trustees
Mark A. Barnard	$381,044	$0	$0	$441,454
Thomas W. Brock[4]	$397,046	$0	$0	$460,000
Michael B. Clement	$397,046	$0	$0	$460,000
Donald E. Foley	$397,046	$0	$0	$460,000
Patricia M. Haverland[3]	$318,308	$0	$0	$368,750
H. Thomas McMeekin	$400,287	$0	$0	$463,750
Jeffery S. Perry[3]	$318,308	$0	$0	$368,750
Gary S. Schpero	$501,701	$0	$0	$581,250
Kathleen Stephansen	$365,756	$0	$0	$423,750

1	The compensation reported in this table reflects the compensation arrangements in effect during the fiscal year ended December 31, 2022.
2	The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as a trustee of 125 series of three (3) trusts in the fund complex (i.e., the Trust, EQ Premier VIP Trust and 1290 Funds).
3	Prior to their election to the Boards of Trustees of the Trust, EQ Premier VIP Trust and 1290 Funds, Ms. Haverland and Mr. Perry served as consultants to the Boards of Trustees from October 1, 2021 to March 31, 2022. The compensation reported in this table for the fiscal year ended December 31, 2022, includes compensation received by Ms. Haverland and Mr. Perry for serving as consultants to the Board during the period January 1, 2022 to March 31, 2022.
4	Mr. Brock will retire from the Board of Trustees effective December 31, 2023, and is not standing for re-election.

Trustee/Nominee Ownership of Portfolio Shares

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee/Nominee in a Portfolio and in all series in the aggregate within the same “family of investment companies” overseen and/or to be overseen by the Trustee/Nominee, as of June 30, 2023. The following table also sets forth information describing the dollar range of equity securities beneficially owned by each Trustee/Nominee in all series in the aggregate within the same “fund complex” overseen and/or to be overseen by the Trustee/Nominee, as of June 30, 2023.

The Trustees/Nominees are not permitted to invest directly in shares issued by portfolios of the Trust because the shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial or other affiliated or unaffiliated insurance companies; to The Equitable 401(k) Plan; and to other tax-qualified retirement plans and other investors eligible under applicable federal tax regulations. Mr. Joenk owns shares of one or more of the Portfolios indirectly through a Contract.

	Dollar Range of Equity Securities in a Portfolio		Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen by the Nominee in Family of Investment Companies*	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen by the Nominee in Fund Complex**
Interested Nominee
Steven M. Joenk	1290 VT GAMCO Small Company Value Portfolio	E	E	E
Independent Nominees
Mark A. Barnard	A		A	C
Michael B. Clement	A		A	D
Donald E. Foley	A		A	C
Patricia M. Haverland	A		A	A
Marcia Haydel	A		A	A
Kimberly Thompson Laughton	A		A	A
H. Thomas McMeekin	A		A	D
Jeffery S. Perry	A		A	A
Gary S. Schpero	A		A	A
Kathleen Stephansen	A		A	C

	Dollar Range of Equity Securities in a Portfolio		Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by the Trustee in Family of Investment Companies*	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by the Trustee in Fund Complex**
Current Independent Trustee Not Nominated for Re-Election
Thomas W. Brock***	A		A	C

*	This column reflects information regarding ownership of equity securities issued by series in the Trust and EQ Premier VIP Trust, which are part of the same “family of investment companies”. Effective January 1, 2023, 1290 Funds is advised by an affiliate of EIM and is no longer part of the same “family of investment companies” with the Trust and EQ Premier VIP Trust, both of which are advised by EIM. All three of these registered investment companies are, however, part of the same “fund complex.”

**	This column reflects information regarding ownership of equity securities issued by series in the Trust, EQ Premier VIP Trust and 1290 Funds, which are part of the same “fund complex.”
***	Mr. Brock will retire from the Board of Trustees effective December 31, 2023, and is not standing for re-election.

A = None; B = $1 - $10,000; C = $10,001 - $50,000; D = $50,001 - $100,000; E = over $100,000

No Trustee/Nominee who is or would be an Independent Trustee, and no member of his or her immediate family, beneficially owns or owns of record securities representing interests in EIM, Equitable Distributors, LLC, any Sub-Adviser of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Independent Trustee’s spouse, children residing in the Independent Trustee’s household and dependents of the Trustee.

Officers of the Trust

The following table provides information regarding the officers of the Trust. Each officer was elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of the Trust’s officers is 1290 Avenue of the Americas, New York, New York 10104.

Name, Address and Year of Birth	Position(s) Held with the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven M. Joenk (1958)	Trustee and Chief Executive Officer	Trustee from September 2004 to present; Chief Executive Officer from December 2002 to present; and Chairman of the Board from September 2004 through September 2017	Chairman of the Board and Chief Executive Officer (May 2011 to present) and President (May 2011 to November 2021) of EIM; Chairman of the Board and Chief Executive Officer of Equitable Investment Management, LLC (January 2023 to present); Senior Vice President and Chief Investment Officer of AXA Financial, Inc. (April 2017 to 2019); and Chief Investment Officer (April 2017 to present) and employee (September 1999 to present) of Equitable Financial.

Brian Walsh (1968)	Chief Financial Officer and Treasurer	From June 2007 to present	Director (February 2011 to present) and Senior Vice President (May 2011 to present) of EIM; Senior Vice President of Equitable Investment Management, LLC (January 2023 to present); and Signatory Officer (November 2021 to present) and employee (February 2003 to present) of Equitable Financial.

Joseph J. Paolo*** (1970)	Chief Compliance Officer, Vice President and Anti- Money Laundering Compliance Officer	Chief Compliance Officer from May 2007 to present, Vice President and Anti-Money Laundering Compliance Officer from November 2005 to present	Chief Compliance Officer (June 2007 to present) and Senior Vice President (May 2011 to present) of EIM; Vice President and Chief Compliance Officer of Equitable Investment Management, LLC (January 2023 to present); and Signatory Officer (November 2021 to present) and employee (June 2007 to present) of Equitable Financial.

Kenneth Kozlowski (1961)	Senior Vice President and Chief Investment Officer	Vice President from June 2010 to June 2016; Senior Vice President and Chief Investment Officer from June 2016 to present	Executive Vice President and Chief Investment Officer (June 2012 to present) and Director (May 2017 to present) of EIM; Executive Vice President of Equitable Investment Management, LLC (January 2023 to present); and Signatory Officer (November 2021 to present) and employee (February 2001 to present) of Equitable Financial.

Alwi Chan (1974)	Vice President and Deputy Chief Investment Officer	Vice President from June 2007 to present; Deputy Chief Investment Officer from June 2016 to present	Senior Vice President and Deputy Chief Investment Officer of EIM (June 2012 to present); and employee of Equitable Financial (June 1999 to present).

James Chen (1988)	Vice President and Director of Risk	From August 2022 to present	Vice President of EIM (July 2022 to present); Vice President of Equitable Investment Management, LLC (January 2023 to present); employee of Equitable Financial (2015 to present).

Name, Address and Year of Birth	Position(s) Held with the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

James Kelly (1968)	Controller	From June 2007 to present	Vice President of EIM (May 2011 to present); Vice President of Equitable Investment Management, LLC (January 2023 to present); and employee of Equitable Financial (September 2008 to present).

Andrew Houston (1990)	Vice President	From September 2022 to present	Vice President of EIM (July 2022 to present), Vice President of Equitable Investment Management, LLC (January 2023 to present); and employee of Equitable Financial (2017 to present).

Miao Hu (1978)	Vice President	From June 2016 to present	Assistant Portfolio Manager (May 2016 to present) and Vice President (June 2016 to present) of EIM; and employee of Equitable Financial (November 2013 to present).

Kevin McCarthy (1983)	Vice President	From September 2019 to present	Assistant Portfolio Manager (December 2018 to present) and Vice President (July 2022) of EIM; and employee of Equitable Financial (August 2015 to present).

Xavier Poutas (1977)	Vice President	From June 2016 to present	Assistant Portfolio Manager (May 2011 to present) and Vice President (June 2016 to present) of EIM; and employee of Equitable Financial (August 2002 to present).

Shane Daly, Esq. (1970)	Chief Legal Officer, Senior Vice President and Secretary	From March 2023 to present	Executive Vice President, Secretary and General Counsel of EIM and Equitable Investment Management, LLC (March 2023 to present); employee of Equitable Financial (2011 to present).

Maureen E. Kane, Esq. (1962)	Vice President and Assistant Secretary	From March 2023 to present	Senior Vice President, Assistant Secretary and Associate General Counsel of EIM and Equitable Investment Management, LLC (March 2023 to present); employee of Equitable Financial (February 2019 to present); and Managing Director and Managing Counsel of The Bank of New York Mellon (July 2014 to February 2019).

Kristina B. Magolis, Esq. (1985)	Vice President and Assistant Secretary	From November 2022 to present	Vice President, Assistant Secretary and Associate General Counsel of EIM (October 2022 to present); Vice President, Assistant Secretary and Associate General Counsel of Equitable Investment Management, LLC (January 2023 to present); employee of Equitable Financial (October 2022 to present); and Vice President, Legal and Compliance, Morgan Stanley Investment Management (August 2017 to September 2022).

Cheryl Cherian (1979)	Vice President and Assistant Secretary	From March 2023 to present	Employee of Equitable Financial (April 2019 to present); and Compliance Associate at Manifold Fund Advisors (November 2016 to March 2018).

Artemis Brannigan (1974)	Vice President	From September 2019 to present	Vice President of EIM (August 2019 to present); Vice President of Equitable Investment Management, LLC (January 2023 to present); employee of Equitable Financial (August 2019 to present); and Director of Prudential Financial (January 2016 to July 2019).

Aysha Pride (1988)	Vice President	From August 2022 to present	Vice President of EIM (July 2022 to present); Vice President of Equitable Investment Management, LLC (January 2023 to present); and employee of Equitable Financial (2014 to present).

Helen Lai (1973)	Assistant Vice President	From June 2016 to present	Employee of Equitable Financial (March 2013 to present).

Michelle Gallo (1973)	Assistant Controller	From March 2023 to present	Employee of Equitable Financial (July 2013 to present).

Roselle Ibanga (1978)	Assistant Controller	From March 2009 to present	Employee of Equitable Financial (February 2009 to present).

Name, Address and Year of Birth	Position(s) Held with the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Lisa Perrelli (1974)	Assistant Controller	From March 2009 to present	Employee of Equitable Financial (November 2002 to present).

Jennifer Mastronardi (1985)	Assistant Vice President	From March 2012 to present	Vice President of EIM (April 2015 to present); Vice President of Equitable Investment Management, LLC (January 2023 to present); and employee of Equitable Financial (February 2009 to present).

Helen Espaillat (1963)	Assistant Secretary	From March 2009 to present	Assistant Vice President and Assistant Secretary of EIM (March 2015 to present); Assistant Vice President and Assistant Secretary of Equitable Investment Management, LLC (January 2023 to present); and employee of Equitable Financial (July 2004 to present).

Lorelei Fajardo (1978)	Assistant Secretary	From June 2016 to present	Employee of Equitable Financial (July 2013 to present).

Monica Giron (1976)	Assistant Secretary	From July 2019 to present	Employee of Equitable Financial (June 2019 to present); and Senior Paralegal at Gemini Fund Services (August 2015 to May 2019).

*	The officers in the table above hold similar positions with other registered investment companies in the fund complex. The registered investment companies in the fund complex include the Trust, EQ Premier VIP Trust, and 1290 Funds.
**	Each officer is elected on an annual basis.
***	During the fiscal year ended December 31, 2022, the three trusts in the fund complex paid $290,000 of the Chief Compliance Officer’s compensation, including $250,121 paid by the Trust.

Shareholder Communications

The Board of Trustees has provided for a process by which Contractholders may send communications to the Board. If a Contractholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Shane Daly, Secretary of the Trusts, 1290 Avenue of the Americas, New York, New York 10104, who will forward such communication to the Trustee(s) as appropriate.

Required Vote for Proposal 1

The shareholders of all Portfolios of the Trust will vote collectively as a single class on Proposal 1. To be elected, persons nominated as Trustees must receive a plurality of the votes cast, which means that the eleven (11) Nominees receiving the highest number of votes cast at the Meeting will be elected, even if they receive approval from less than a majority of the votes cast. The approval of one Nominee is not contingent on the approval of the other Nominees.

The current Trustees of the Trust recommend that shareholders vote “FOR” each Nominee in Proposal 1.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. Before PwC is engaged by the Trust to render audit or non-audit services, its engagement is approved by the Trust’s Audit Committee or it is entered into pursuant to pre-approval policies and procedures established by the Trust’s Audit Committee. Representatives of PwC are not expected to attend the Meeting, but will have the opportunity to make a statement if they wish to do so, and will be available should any matter arise requiring their presence. The table below sets forth the fees billed for services rendered by PwC to the Trust for the last two fiscal years.

Trust	Fiscal Year Ended December 31, 2021	Fiscal Year Ended December 31, 2022
Audit Fees[1]	$4,2226,860	$4,245,402
Audit-Related Fees[2]	$19,500	$39,000
Tax Fees[3]	$1,889,038	$1,010,115
All Other Fees[4]	$139,500	$488,000
Non-Audit Fees[5]	$0	$0

1	Reflects aggregate fees billed for the fiscal year for professional services rendered by PwC in connection with the audit or review of the Trust’s financial statements as well as those services provided in connection with statutory and regulatory filings or engagements.
2	Reflects aggregate fees billed for the fiscal year for assurance and related services rendered by PwC that were reasonably related to PwC’s audit or review of the Trust’s financial statements. Such services include consultation with management regarding accounting, operational or regulatory implications of proposed or actual transactions affecting the operations of the financial reporting of a Portfolio. None of these services provided by PwC were approved by the Trust’s Audit Committee pursuant to the “de minimis exception” from the pre-approval requirement set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
3	Reflects aggregate fees billed for the fiscal year for professional services rendered by PwC in connection with tax compliance, tax advice and tax planning. Such services include reviewing and signing of federal income tax returns and applicable local and state returns, calculating book/tax differences, calculating and/or reviewing excise tax distributions and returns, and consulting with management regarding tax consequences of proposed or actual transactions, tax planning and compliance issues. None of these services provided by PwC were approved by the Trust’s Audit Committee pursuant to the “de minimis exception” from the pre-approval requirement set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
4	Reflects aggregate fees billed for the fiscal year for products and services (other than those previously noted above) provided by PwC. None of these services provided by PwC were approved by the Trust’s Audit Committee pursuant to the “de minimis exception” from the pre-approval requirement set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
5	Reflects aggregate fees billed for the fiscal year for non-audit services rendered by PwC to the Trust.

The Trust’s Audit Committee has adopted policies and procedures relating to pre-approval of services performed by the Trust’s principal accountant. Audit, audit-related and non-audit services (including tax services) provided to the Trust require pre-approval by the Audit Committee. In the event that the estimated fees for such pre-approved audit, audit-related and non-audit services exceed the pre-approved estimated fees for such services, the excess amount must be approved by the Audit Committee or its delegate prior to payment. The Trust’s Audit Committee has considered and determined that the provision of non-audit services that were rendered to EIM (not including any Sub-Adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with EIM that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

VOTING INFORMATION

The following information applies to each Portfolio for which you are entitled to vote.

Voting Rights

Shareholders with amounts invested in shares of one or more of the Portfolios at the close of business on the Record Date will be entitled to be present and vote for the applicable Portfolio(s) at the Meeting with respect to their shares as of the Record Date.

Each whole share of a Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by a shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting. The table in Appendix C shows the number of outstanding shares of the Trust and each class of each Portfolio as of the Record Date that are entitled to vote at the Meeting. Equitable Financial owned of record a substantial majority of those shares.

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If a shareholder executes a proxy but gives no voting instructions, that shareholder’s shares that are represented by that proxy will be voted “FOR” the proposal and “FOR” or “AGAINST” any other business which may properly arise at the Meeting, in the proxies’ discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation addressed to Shane Daly, Secretary of the Trust, 1290 Avenue of the Americas, 15th Floor, New York, New York 10104. To be effective, such revocation must be received by the Trust prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

Contractholders with amounts allocated to a Portfolio on the Record Date will be entitled to be present and provide voting instructions for that Portfolio at the Meeting with respect to shares held indirectly as of the Record Date. Voting instructions may be solicited, and such instructions may be provided, in the same manner as proxies as described herein. An Insurance Company will vote the shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives a voting instruction card that is signed and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the shares “FOR” the proposal, and the Insurance Company may vote in its discretion with respect to other matters not now known that may be presented at the Meeting. An Insurance Company will vote in its discretion on any proposal to adjourn or postpone the Meeting. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives no timely voting instructions from Contractholders, or that are attributable to amounts retained by an Insurance Company and its affiliates as surplus or seed money, will be voted by the applicable Insurance Company either “FOR” or “AGAINST” approval of the proposal, or as an abstention or withheld, in the same proportion as the shares for which Contractholders have provided voting instructions to the Insurance Company. As a result of such proportional voting by an Insurance Company, it is possible that a small number of Contractholders could determine whether the proposal is approved.

Voting instructions executed by a Contractholder may be revoked at any time prior to an Insurance Company’s voting the shares represented thereby by the Contractholder providing the Insurance Company with a properly executed written revocation of such voting instructions, or by the Contractholder providing the Insurance Company with properly executed later-dated voting instructions by a voting instruction card, telephone or the Internet. In addition, any Contractholder who attends the Meeting in person may provide voting instructions by executing a voting instruction card at the Meeting, thereby canceling any voting instruction previously given. Proxies executed by an Insurance Company may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by an Insurance Company representative attending the Meeting and voting in person.

Prompt execution and return of the enclosed voting instruction card(s) is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

Required Shareholder Vote

The shareholders of all of the Portfolios will vote collectively as a single class on Proposal 1. To be elected as Trustees under Proposal 1, persons nominated as Trustees must receive a plurality of the votes cast, which means that the eleven (11) Nominees receiving the highest number of votes cast at the Meeting will be elected, even if they receive approval from less than a majority of the votes cast. With respect to Proposal 1, the presence, in person or by proxy, of at least one-third of the shares of the Trust entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting. A quorum will be reached due to Equitable Financial’s direct or indirect ownership of the Trust’s shares, as described below. The approval of one Nominee is not contingent on the approval of the other Nominees.

Abstentions are counted as shares present at the Meeting in determining whether a quorum is present but do not count as votes cast for or against the proposal. Abstentions will not have an effect on Proposal 1, which requires a plurality of the votes cast.

To the Trust’s knowledge, as of the Record Date, the current Trustees, the Nominees, and the officers of the Trust owned, individually and as a group, less than 1% of the shares of the Trust and each of the Portfolios.

Equitable Financial and certain of its affiliates may be deemed to be control persons of the Trust by virtue of their direct or indirect ownership of a substantial majority of the Trust’s shares. Shareholders owning more than 25% of the outstanding shares of the Trust or a Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote. As of the Record Date, except as set forth in Appendix D, to the Trust’s knowledge, (1) no person, other than the Insurance Companies, owned beneficially or of record more than 5% of any class of the outstanding shares of any of the Portfolios, and (2) no Contractholder owned Contracts entitling such Contractholder to provide voting instructions regarding more than 5% of any class of the outstanding shares of any of the Portfolios.

Shareholders do not have appraisal or similar rights of dissenters with respect to the proposal.

Solicitation of Proxies and Voting Instructions

Solicitation of proxies and voting instructions is being made by the Trust primarily by the mailing of the Notice of Internet Availability of Proxy Materials and the mailing of this Proxy Statement with its enclosures on or about September 1, 2023. The principal solicitation will be by mail, but proxies and voting instructions also may be solicited by telephone, fax, personal interview by directors, officers, employees or agents of EIM or its affiliates, or the Trust or its affiliates, without additional compensation, through the Internet, or other permissible means. Shareholders can vote proxies by mail with the enclosed proxy card(s), or via telephone or the Internet by following the simple instructions on the enclosed proxy card(s). Contractholders can provide voting instructions by mail with the enclosed voting instruction card(s), or via telephone or the Internet by following the simple instructions on the enclosed voting instruction card(s). In lieu of executing a proxy card or voting instruction card, you may attend the Meeting in person.

The cost of the Meeting, including the expenses of printing and mailing the Proxy Statement, the cost of solicitation of proxies and voting instructions and the expenses associated with reimbursing insurance companies or others for their reasonable expenses in forwarding solicitation material to beneficial owners, as well as the legal costs of fund counsel relating thereto, will be borne by each class of each Portfolio. These expenses are estimated to be $1,900,000. The aforementioned costs (other than legal costs) will be allocated among the Portfolios in proportion to their respective numbers of Contractholder accounts; legal costs will be allocated among the Acquired Portfolios in proportion to the average net assets of the Acquired Portfolios. However, the Adviser has agreed to pay expenses that exceed a class’s expense cap. Accordingly, if the current expense ratio of a Portfolio (or a class thereof) equals or exceeds its expense limit, the Adviser will bear that Portfolio’s (or class’) proxy expenses. The Adviser may seek to recoup proxy expenses under the Trust’s Expense Limitation Agreement.

The Trust has engaged Computershare to assist in the distribution of proxy materials and the solicitation and tabulation of proxies for the Meeting. Computershare will receive a total fee of approximately $1,725,000 for its proxy solicitation services, which will be borne as described above.

Adjournment or Postponement

The Special Meeting of Shareholders of each Portfolio is a separate meeting, but these Special Meetings of Shareholders are being held jointly and are referred to herein together as the “Meeting”. If the quorum necessary to transact business with respect to the Trust is not established, or if sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies. Any adjournment or postponement of the Meeting will require the affirmative vote of a majority of the shares represented in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in their discretion on any such adjournment or postponement. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. The costs of any additional solicitation and any adjourned session will be borne as described above.

Submission of Certain Shareholder Proposals

The Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. Shareholders will be given notice of any meeting of shareholders not less than ten (10) days, and not more than ninety (90) days, before the date of the meeting.

Other Matters

The Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business properly comes before the Meeting, the proxyholders will vote thereon in their discretion and in accordance with their best judgment.

* * * * *

We need your vote. It is important that you execute and return your proxy or voting instruction card(s) promptly.

APPENDIX A

NAMES AND ADDRESSES OF THE SUB-ADVISERS

1832 Asset Management U.S. Inc. 1 Adelaide Street East Toronto, Ontario Canada M5C2V9	GQG Partners, LLC 450 East Las Olas Boulevard Suite 750 Fort Lauderdale, FL 33301

AllianceBernstein, L.P. 1345 Avenue of the Americas New York, NY 10105	Harris Associates LP 111 S. Wacker Drive, Suite 4600 Chicago, IL 60606

American Century Investment Management, Inc. 4500 Main Street Kansas City, MO 64111	Horizon Kinetics Asset Management LLC 470 Park Avenue South New York, NY 10016

Aristotle Capital Management, LLC 11100 Santa Monica Blvd. Suite 1700 Los Angeles, CA 90025	HS Management Partners, LLC 640 Fifth Avenue New York, NY 10019

AXA Investment Managers US Inc. One Fawcett Place Greenwich, CT 06830	Invesco Advisers, Inc. 1555 Peachtree Street, NE Atlanta, GA 30309

Barrow, Hanley, Mewhinney & Strauss, LLC 2200 Ross Avenue, 31st Flr. Dallas, TX 75201-2761	Janus Capital Management LLC 151 Detroit Street Denver, CO 80206

BlackRock Financial Management, Inc. 40 East 52nd Street New York, NY 10022	J.P. Morgan Investment Management Inc. 522 Fifth Avenue New York, NY 10036

BlackRock Investment Management, LLC PO Box 9011 Princeton, NJ 08543-9011	Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112

BNY Mellon Investment Adviser, Inc. 200 Park Avenue New York, NY 10166	Loomis, Sayles & Company, L.P. One Financial Center Boston, MA 02111

Brandywine Global Investment Management, LLC 1735 Market Street, Suite 1800 Philadelphia, PA 19103	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3973

Capital International, Inc. 11100 Santa Monica Boulevard 17th Floor Los Angeles, CA 90025	MFS Investment Management 111 Huntington Ave. Boston, MA 02199

ClearBridge Investments, LLC 620 Eighth Avenue New York, NY 10018	Morgan Stanley Investment Management, Inc. 1221 Avenue of the Americas New York, NY 10020

Diamond Hill Capital Management, Inc. 325 John H. McConnell Boulevard, Suite 200 Columbus, OH 43215	Pacific Investment Management Company, LLC 840 Newport Center Drive Newport Beach, CA 92660

DoubleLine Capital LP 333 South Grand Avenue, 18th Flr. Los Angeles, CA 90071	Polen Capital Management LLC 1825 NW Corporate Boulevard, Suite 300 Boca Raton, FL 33431

EARNEST Partners, LLC 1180 Peachtree Street, NE, Suite 2300 Atlanta, GA 30309	Post Advisory Group, LLC 11755 Wilshire Boulevard Suite, 1400 Los Angeles, CA 90025

A-1

FIAM LLC 900 Salem Street Smithfield, RI 02917	SSGA Funds Management, Inc. One Lincoln Street Boston, MA 02111

Federated Global Investment Management Corp. 101 Park Avenue, Suite 4100 New York, NY 10178	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403-1906	Vaughan Nelson Investment Management, LP 600 Travis Street, Suite 6300 Houston, TX 77002

Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, New Jersey 07078	Wellington Management Company LLP 75 State Street Boston, MA 02109

GAMCO Asset Management Inc. One Corporate Center Rye, NY 10580	Westfield Capital Management Company One Financial Center Boston, MA 02111

Goldman Sachs Asset Management, L.P. 200 West Street New York, NY 10282

A-2

APPENDIX B

GOVERNANCE COMMITTEE CHARTER

EQ Advisors Trust

EQ Premier VIP Trust

1290 Funds

Governance Committee

Charter

Governance Committee Membership

The Governance Committee (the “Committee) of EQ Advisors Trust, EQ Advisors Trust and 1290 Funds (the “Trusts”) shall be composed entirely of members of the Board of Trustees of the Trust who are not “interested persons” of the Trusts (“Independent Trustees”), as defined in §2(a)(10) of the Investment Company Act of 1940, as amended (“1940 Act”) and the rules thereunder. The Committee shall consist of at least two or more such Independent Trustees.

Purposes of the Committee

The purposes of the Committee are to:

1.	consider the size and structure of the Board, and propose nominations for Independent Trustee membership on the Board and membership on all committees of the Trust;

2.	review the compensation arrangements for the Independent Trustees of the Trust for service as Board members and committee members;

3.	to review governance practices, including the annual Board self-assessment, and industry “best practices” for mutual fund board members and make recommendations to the Board;

4.	provide oversight of the Trust’s Chief Compliance Officer (“CCO”);

5.	review the independence of counsel to the Independent Trustees of the Trusts.

Board Nominations and Functions

1.	The Committee shall make nominations for Independent Trustee membership on the Board of Trustees (“Board”) of the Trusts. The Committee shall evaluate candidates’ qualifications for Board membership, and their independence from the Trusts’ investment adviser and other principal service providers. Persons selected must not be “interested persons” of the Fund as that term is defined in the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser or its affiliates. In determining nominees’ qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. If requested by the Committee, the President, and other officers of the Trust, although not members of the Committee, may have a role in recommending candidates and recruiting them for the Board. The Committee shall give recommendations provided by the President and other officers of the Trust the same consideration as any other candidate.

2.	The control of the selection and nomination process for additional Independent Trustees shall rest solely with the Committee. The President and other officers of the Trust may provide administrative assistance to the Committee in the selection and nomination process.

3.	The Committee shall periodically review the size and composition of the Board to determine whether it may be appropriate to add additional individuals, including those with different backgrounds or skills from those already on the Board.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees of the Trust and shall review Board committee assignments as necessary.

2.	The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.
3.	The Committee shall also periodically review and make recommendations to the Board regarding the qualifications for committee membership, the structure and operations of the committees and the authority to delegate to subcommittees or to individual committee members.

Compensation Arrangements for the Independent Trustees and Committee Members

1.	The Committee shall review, as appropriate, the compensation arrangements of the Independent Trustees of the Trust and each committee to determine whether such compensation is appropriate.

2.	The Committee, in conjunction with Equitable Investment Management Group, LLC and Equitable Investment Management, LLC (collectively, the “Adviser”) may participate in industry surveys relating to mutual fund directors/trustees compensation and board practices or request that such information be provided to the Committee to carry out this function.

3.	The Committee shall make recommendations to the Board regarding any modifications to the compensation to be paid to the Independent Trustees and committee members for approval.

Board Governance Practices

The Committee shall consider such governance practices and industry “best practices” from time to time as it deems appropriate, and in any event shall address the following matters.

1.	Trustee Orientation. The Committee shall oversee the process for orientation of new Independent Trustees, which will be prepared and conducted with the assistance of the Adviser and outside legal counsel. The orientation is intended to familiarize new Independent Trustees with (1) their responsibilities under applicable corporate law and the 1940 Act; (2) the operation of the Trust and its principal service providers; and (3) the industry in which the Trust operates.

2.	Trustee Education. The Committee shall assist the Board in identifying educational topics of interest to be presented, from time to time, at Board meetings.

3.	Retirement Age. The Committee shall periodically review the Trust’s “Policy on Retirement of an Independent Trustee” and recommend to the Board, as the Committee determines appropriate any changes to such policy. In addition, the Committee shall review Independent Trustee compliance with the requirement that an Independent Trustee must retire from Board service by December 31 of the year in which he or she reaches the age of 75 years.

4.	Trustee Independence and Potential Conflicts. The Committee shall review with outside legal counsel any issues relating to the independence of any Trustee.

5.	Annual Self-Assessment. The Committee shall establish, and review as necessary, the process to conduct the annual self-assessment of the Board and committees of the Trust.

Compliance Functions

The Committee shall provide the following:

Oversight of the Trust’s CCO

1.	The Committee shall assist the Board in the selection, appointment, retention and termination of the Trusts’ CCO. After considering such matters as it deems appropriate, including the recommendation of the Adviser, the Committee shall propose to the Board an individual who will serve as the Trusts’ CCO and be responsible for administering the Trusts’ Compliance Program (including any replacement of the CCO).

2.	The Committee shall review and evaluate the CCO’s qualifications, including, when applicable, consideration of the CCO’s effectiveness in devising, implementing, maintaining and updating the Trust’s Compliance Program and the CCO’s overall performance.

3.	The Committee shall assist the Board in evaluating and approving the compensation paid to the CCO. The Committee shall meet in executive session from time to time, as it deems appropriate, with the Adviser outside the presence of the CCO to discuss the performance and compensation of the CCO and the effectiveness of the Compliance Program.

Other Powers and Responsibilities

1.	The Committee shall review the independence of counsel to the Independent Trustees of the Trusts.

2.	The Committee shall normally meet at least semi-annually and is empowered to hold special meetings as circumstances require.

3.	The Committee shall review any issue delegated to it by the Independent Trustees or the Board.

4.	The Committee shall be empowered to investigate and report on any other matter brought to its attention within the scope of its duties.

5.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trusts.

6.	The Committee shall review this Charter at least annually and recommend any changes to the Board.

APPENDIX C

OUTSTANDING SHARES

The table below shows the number of outstanding shares of the Trust and each class of each Portfolio as of the Record Date that are entitled to vote at the Meeting.

Trust/Portfolios	Total Number	Number of Class IA Shares	Number of Class IB Shares	Number of Class K Shares
EQ Advisors Trust	10,461,621,184.1465	1,038,986,473.1268	6,134,369,814.6591	3,288,264,896.3606
1290 VT Convertible Securities Portfolio	4,733,868.0580	N/A	2,477,630.5159	2,256,237.5421
1290 VT DoubleLine Opportunistic Bond Portfolio	61,761,366.4135	N/A	7,818,546.8377	53,942,819.5758
1290 VT Equity Income Portfolio	98,905,595.5218	5,827,353.6080	34,328,382.8130	58,749,859.1008
1290 VT GAMCO Mergers & Acquisitions Portfolio	13,945,118.6151	680,521.8968	11,183,895.0558	2,080,701.6625
1290 VT GAMCO Small Company Value Portfolio	48,447,771.5401	2,904,606.6270	39,480,966.9605	6,062,197.9526
1290 VT High Yield Bond Portfolio	25,683,129.8511	N/A	6,547,534.1645	19,135,595.6866
1290 VT Micro Cap Portfolio	17,492,739.8568	N/A	1,004,095.3344	16,488,644.5224
1290 VT Moderate Growth Allocation Portfolio	12,450,816.4322	N/A	12,450,816.4322	N/A
1290 VT Multi-Alternative Strategies Portfolio	911,110.2074	N/A	319,030.6265	592,079.5809
1290 VT Natural Resources Portfolio	3,696,377.7459	N/A	2,949,143.7083	747,234.0376
1290 VT Real Estate Portfolio	6,276,937.0122	N/A	3,262,540.7622	3,014,396.2500
1290 VT Small Cap Value Portfolio	33,606,397.7384	N/A	19,793,593.3016	13,812,804.4368
1290 VT SmartBeta Equity ESG Portfolio	20,675,613.1997	N/A	18,699,667.4482	1,975,945.7515
1290 VT Socially Responsible Portfolio	12,362,338.9222	219,351.4238	12,142,987.4984	N/A
ATM International Managed Volatility Portfolio	123,047,753.5428	N/A	N/A	123,047,753.5428
ATM Large Cap Managed Volatility Portfolio	189,293,916.4353	N/A	N/A	189,293,916.4353
ATM Mid Cap Managed Volatility Portfolio	38,126,488.0245	N/A	N/A	38,126,488.0245
ATM Small Cap Managed Volatility Portfolio	93,093,111.9245	N/A	N/A	93,093,111.9245
EQ/400 Managed Volatility Portfolio	38,777,003.0183	N/A	14,769,853.3081	24,007,149.7102
EQ/500 Managed Volatility Portfolio	279,777,732.3230	N/A	7,399,636.4402	272,378,095.8828
EQ/2000 Managed Volatility Portfolio	174,508,615.9334	N/A	23,043,323.5207	151,465,292.4127
EQ/AB Dynamic Aggressive Growth Portfolio	41,074,599.5009	N/A	41,074,599.5009	N/A
EQ/AB Dynamic Growth Portfolio	72,685,971.4898	N/A	72,685,971.4898	N/A
EQ/AB Dynamic Moderate Growth Portfolio	136,891,158.0364	N/A	136,891,158.0364	N/A
EQ/AB Short Duration Government Bond Portfolio	98,316,876.0839	N/A	43,725,029.7151	54,591,846.3688
EQ/AB Small Cap Growth Portfolio	126,588,660.1692	33,900,898.2355	59,115,901.9247	33,571,860.0090
EQ/AB Sustainable U.S. Thematic Portfolio	1,180,640.5222	N/A	186,227.7919	994,412.7303
EQ/Aggressive Growth Strategy Portfolio	315,121,576.0299	N/A	315,121,576.0299
EQ/All Asset Growth Allocation Portfolio	25,549,229.6886	3,260,043.5706	22,135,385.3332	153,800.7848
EQ/American Century Moderate Growth Allocation Portfolio	9,428,709.5714	N/A	9,428,709.5714	N/A
EQ/American Century Mid Cap Value Portfolio	27,026,713.8969	N/A	23,479,755.2750	3,546,958.6219
EQ/Balanced Strategy Portfolio	214,001,886.8610	N/A	214,001,886.8610	N/A
EQ/Capital Group Research Portfolio	18,865,453.1386	2,820,075.0506	16,045,378.0880	N/A
EQ/ClearBridge Large Cap Growth ESG Portfolio	27,982,139.1083	1,103,979.8758	26,385,369.1729	492,790.0596
EQ/ClearBridge Select Equity Managed Volatility Portfolio	67,795,938.7918	1,602,445.8511	23,521,943.6859	42,671,549.2548
EQ/Common Stock Index Portfolio	153,805,118.6377	111,125,724.5488	42,679,394.0889	N/A
EQ/Conservative Growth Strategy Portfolio	85,217,949.1729	N/A	85,217,949.1729	N/A

Trust/ Portfolios	Total Number	Number of Class IA Shares	Number of Class IB Shares	Number of Class K Shares
EQ/Conservative Strategy Portfolio	54,860,217.3581	N/A	54,860,217.3581	N/A
EQ/Core Bond Index Portfolio	554,059,350.7525	5,071,324.9521	160,402,311.4705	388,585,714.3299
EQ/Emerging Markets Equity PLUS Portfolio	9,656,143.4536	N/A	5,030,792.2877	4,625,351.1659
EQ/Equity 500 Index Portfolio	126,312,794.0123	41,804,525.8713	78,618,798.5661	5,889,469.5749
EQ/Fidelity Institutional AM® Large Cap Portfolio	21,739,388.6835	N/A	21,710,933.5221	28,455.1614
EQ/Franklin Moderate Allocation Portfolio	22,519,836.9409	N/A	22,519,836.9409	N/A
EQ/Franklin Rising Dividends Portfolio	7,285,481.3069	N/A	7,285,481.3069	N/A
EQ/Franklin Small Cap Value Managed Volatility Portfolio	19,699,590.1599	144,295.6998	8,255,221.0993	11,300,073.3608
EQ/Global Equity Managed Volatility Portfolio	105,451,474.2747	2,391,818.0237	73,376,224.4300	29,683,431.8210
EQ/Goldman Sachs Growth Allocation Portfolio	29,654,391.1798	N/A	29,654,391.1798	N/A
EQ/Goldman Sachs Mid Cap Value Portfolio	6,807,807.6518	N/A	6,807,807.6518	N/A
EQ/Goldman Sachs Moderate Growth Allocation Portfolio	69,846,289.3838	N/A	69,846,289.3838	N/A
EQ/Growth Strategy Portfolio	253,173,610.2362	86,075.9541	253,087,534.2821	N/A
EQ/Intermediate Corporate Bond Portfolio	2,500,000.0000		10,000.0000	2,490,000.0000
EQ/Intermediate Government Bond Portfolio	664,218,653.3320	7,654,959.2551	26,167,075.1783	630,396,618.8986
EQ/International Core Managed Volatility Portfolio	111,544,482.8248	1,859,652.8707	80,824,936.2090	28,859,893.7451
EQ/International Equity Index Portfolio	153,562,427.9699	60,190,055.0289	83,114,363.7381	10,258,009.2029
EQ/International Managed Volatility Portfolio	140,891,679.9796	N/A	6,320,129.6474	134,571,550.3322
EQ/International Value Managed Volatility Portfolio	76,470,505.7288	1,477,057.0849	42,479,719.7541	32,513,728.8898
EQ/Invesco Comstock Portfolio	13,301,992.3209	3,093,631.5778	8,792,373.0211	1,415,987.7220
EQ/Invesco Global Portfolio	16,420,021.5637	2,401,099.7933	14,018,921.7704	N/A
EQ/Invesco Global Real Assets Portfolio	13,863,908.7968	N/A	13,863,908.7968	N/A
EQ/Invesco Moderate Allocation Portfolio	31,011,320.4569	N/A	31,011,320.4569	N/A
EQ/Invesco Moderate Growth Allocation Portfolio	25,533,909.3594	N/A	25,533,909.3594	N/A
EQ/Janus Enterprise Portfolio	67,039,640.9847	5,731,016.9696	53,214,532.6407	8,094,091.3744
EQ/JPMorgan Growth Allocation Portfolio	48,267,846.7513	N/A	48,267,846.7513	N/A
EQ/JPMorgan Growth Stock Portfolio	35,298,980.2338	3,497,643.2555	27,661,753.6084	4,139,583.3699
EQ/JPMorgan Value Opportunities Portfolio	51,085,092.2425	2,428,727.6130	32,018,562.6771	16,637,801.9524
EQ/Large Cap Core Managed Volatility Portfolio	183,408,392.5887	620,232.3419	127,937,245.4294	54,850,914.8174
EQ/Large Cap Growth Index Portfolio	98,993,929.9099	5,479,720.3709	90,780,452.9838	2,733,756.5552
EQ/Large Cap Growth Managed Volatility Portfolio	143,112,315.6628	2,263,239.0075	139,342,423.1513	1,506,653.5040
EQ/Large Cap Value Index Portfolio	79,335,667.5391	7,547,820.1054	71,769,610.2785	18,237.1552
EQ/Large Cap Value Managed Volatility Portfolio	209,737,230.4003	57,071,478.9902	130,543,080.8121	22,122,670.5980
EQ/Lazard Emerging Markets Equity Portfolio	21,035,015.0286	N/A	21,035,015.0286	N/A
EQ/Long-Term Bond Portfolio	322,339,308.1837	N/A	10,338.0489	322,328,970.1348
EQ/Loomis Sayles Growth Portfolio	81,525,264.9938	12,025,825.6824	39,901,599.7734	29,597,839.5380
EQ/MFS International Growth Portfolio	168,514,147.0469	8,370,010.5214	80,461,631.9189	79,682,504.6066
EQ/MFS International Intrinsic Value Portfolio	34,630,421.9688	N/A	34,630,421.9688	N/A
EQ/MFS Mid Cap Focused Growth Portfolio	25,583,680.1318	N/A	25,583,680.1318	N/A
EQ/MFS Technology Portfolio	23,645,997.0201	N/A	23,645,997.0201	N/A
EQ/MFS Utilities Series Portfolio	5,984,741.7759	N/A	5,983,302.7400	1,439.0359
EQ/Mid Cap Index Portfolio	150,284,088.5620	8,541,271.6942	140,247,767.5105	1,495,049.3573
EQ/Mid Cap Value Managed Volatility Portfolio	100,864,612.3672	12,336,865.7377	87,851,014.4312	676,732.1983

Trust/ Portfolios	Total Number	Number of Class IA Shares	Number of Class IB Shares	Number of Class K Shares
EQ/Moderate Growth Strategy Portfolio	343,399,933.5893	N/A	343,399,933.5893	N/A
EQ/Morgan Stanley Small Cap Growth Portfolio	57,075,795.9601	N/A	22,374,429.9044	34,701,366.0557
EQ/Money Market Portfolio	2,005,299,981.1569	559,433,071.6295	1,445,866,909.5274	N/A
EQ/PIMCO Global Real Return Portfolio	15,259,034.7239	N/A	12,645,229.0812	2,613,805.6427
EQ/PIMCO Real Return Portfolio	7,508,490.6311	N/A	7,508,490.6311	N/A
EQ/PIMCO Total Return ESG Portfolio	27,718,195.2551	N/A	27,718,195.2551	N/A
EQ/PIMCO Ultra Short Bond Portfolio	82,668,505.7929	3,977,439.9771	14,880,168.9712	63,810,896.8446
EQ/Quality Bond PLUS Portfolio	156,445,607.5321	17,815,573.8175	82,739,015.4842	55,891,018.2304
EQ/Small Company Index Portfolio	121,230,346.3027	11,039,694.8061	102,715,134.4744	7,475,517.0222
EQ/T. Rowe Price Health Sciences Portfolio	3,126,007.2251	N/A	3,126,007.2251	N/A
EQ/Ultra Conservative Strategy Portfolio	252,168,753.7729	N/A	252,168,753.7729	N/A
EQ/Value Equity Portfolio	74,962,245.7571	6,240,324.5286	52,786,497.6447	15,935,423.5838
EQ/Wellington Energy Portfolio	33,630,024.2378	N/A	33,630,024.2378	N/A
Equitable Conservative Growth MF/ETF Portfolio	6,178,161.7755	N/A	5,904,194.8014	273,966.9741
Equitable Growth MF/ETF Portfolio	1,698,922.3614	N/A	695,832.1663	1,003,090.1951
Equitable Moderate Growth MF/ETF Portfolio	1,607,477.3870	N/A	599,095.5367	1,008,381.8503
Multimanager Aggressive Equity Portfolio	23,026,082.6270	20,610,350.1850	2,238,329.1640	177,403.2780
Multimanager Core Bond Portfolio	98,885,613.1183	3,029,354.3633	21,981,192.2532	73,875,066.5018
Multimanager Technology Portfolio	49,553,930.8059	1,307,314.7303	47,545,726.1572	700,889.9184

APPENDIX D

FIVE PERCENT OWNER REPORT

As of July 31, 2023, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of any Portfolio are listed below. A shareholder who owns beneficially, directly or indirectly, more than 25% of a Portfolio’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) that Portfolio.

Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
1290 VT Convertible Securities Portfolio	Class IB	ORLANDO HEALTH INC 801 N ORANGE AVENUE SUITE 820 ORLANDO FL 32801	90,288.45	5.81%

1290 VT Equity Income Portfolio	Class IA	RADIAN GROUP INC SPLIT DOLLAR ENDORSEMENT ATTN: CHRISTINE KERLY 1601 MARKET STREET PHILADELPHIA, PA 19103-2337	248,876.55	5.09%

1290 VT Equity Income Portfolio	Class IB	THE CLERGY ADVANTAGE 403(B) BY CHURCH AND CLERGY ALLIANCE PO BOX 272 LOVELAND, CO 80539	1,567,820.68	5.09%

1290 VT Equity Income Portfolio	Class K	W. R. LAZEAR & MICHAEL LAZEAR 8134 OLD KEENE MILL RD SPRINGFIELD, VA 22152-180	82,091.20	10.02%

1290 VT Equity Income Portfolio	Class K	JESAN LIU, D.D.S. 5665 FREEPORT BLVD STE 4 SACRAMENTO CA 95822-351	51,256.68	6.25%

1290 VT Equity Income Portfolio	Class K	LK DENTAL, LLC 20 S CENTER ST WESTMINSTER MD 21157-520	92,888.55	11.34%

1290 VT Equity Income Portfolio	Class K	GEORGE R. COOPER, DDS LLC 2121 E DUPONT RD FORT WAYNE, IN 46825-154	69,351.44	8.46%

1290 VT GAMCO Mergers & Acquisitions Portfolio	Class K	GENERAL DENTISTRY OF TOMS RIVER 224 ROUTE 37 E TOMS RIVER NJ 08753-552	10,708.18	9.38%

1290 VT GAMCO Mergers & Acquisitions Portfolio	Class K	KAAD FAMILY DENTISTRY PLC 828 JOHN MCNEIL DR KINGSFORD MI 49802-444	6,213.35	5.44%

1290 VT GAMCO Mergers & Acquisitions Portfolio	Class K	UPTOWN FAMILY DENTAL 505 SW WESTWOOD DR PORTLAND OR 97239-279	9,505.79	8.33%

1290 VT GAMCO Mergers & Acquisitions Portfolio	Class K	ROBERT L. JELICICH DDS 5757 WILSHIRE BLVD STE 660 LOS ANGELES CA 90036-369	5,808.63	5.09%

1290 VT GAMCO Mergers & Acquisitions Portfolio	Class K	HALE AND HALE, DDS, INC 2901 WILSHIRE BLVD STE 301 SANTA MONICA CA 90403-490	6,221.84	5.45%

EQ/All Asset Growth Allocation Portfolio	Class K	DANIEL T. NOVAK PS PLAN 2833 QUAKER VALLEY RD NEW PARIS, PA 15554-862	10,382.62	6.76%

Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
EQ/All Asset Growth Allocation Portfolio	Class K	DEREK P. CIMLER, D.D.S. 46 NEW HAVEN RD VERGENNES, VT 05491-133	13,854.64	9.02%

EQ/All Asset Growth Allocation Portfolio	Class K	JEFFREY D. JACOBSON, DDS 1024 COLINGTON RD #1 KILL DEVIL HL, NC 27948-801	11,773.79	7.67%

EQ/All Asset Growth Allocation Portfolio	Class K	CHRISTOPHER T. PAWELEK, DDS 6100 ROUTE 31 CICERO, NY 13039	8,161.74	5.31%

EQ/All Asset Growth Allocation Portfolio	Class K	BRENT E. CURTIS, D.D.S. 2025 S 1300 E SALT LAKE CTY, UT 84105-365	9,405.88	6.12%

EQ/Capital Guardian Research Portfolio	Class IA	ASPLUNDH TREE EXPERT CO NQ DEF COMP ATTN: BRIAN BAUER 708 BLAIR MILL ROAD WILLOW GROVE, PA 19090	108,717.03	9.32%

EQ/ClearBridge Large Cap Growth ESG Portfolio	Class K	JESAN LIU, D.D.S. 17 WATERCREST CT SACRAMENTO, CA 95831-557	63,221.83	12.85%

EQ/ClearBridge Large Cap Growth ESG Portfolio	Class K	NED E SETTIMI DDS INC 806 W ACEQUIA AVE VISALIA, CA 93291-612	51,414.81	10.45%

EQ/ClearBridge Select Equity Managed Volatility Portfolio	Class IA	WINES OF FRANCE INC 401(K) SAVIN PERSONAL AND CONFIDENTIAL ATTN ALAI 139 DEER RUN WATCHUNG NJ 07069-625	14,941.94	5.67%

EQ/ClearBridge Select Equity Managed Volatility Portfolio	Class IA	ORTHOPAEDIC SPORTS SPECIALISTS O PO BOX 28 THIBODAUX, LA 70302-002	89,352.78	33.91%

EQ/ClearBridge Select Equity Managed Volatility Portfolio	Class IA	WESSCO INTERNATIONAL 401K 11400 W OLYMPIC BLVD STE 450 LOS ANGELES CA 90064-158	14,301.38	5.42%

EQ/Core Bond Index Portfolio	Class IA	ASPLUNDH DEF COMP PLAN TR DTD C/O BRIAN BAUER 708 BLAIR MILL ROAD WILLOW GROVE, PA 19090	252,105.28	7.70%

EQ/Core Bond Index Portfolio	Class IA	PRINCIPAL TRUST AS TRUSTEE FOR THE IBP, INC RETIREMENT PLAN 550 S 4TH ST. MINNEAPOLIS MN 55415	171,126.24	5.22%

EQ/Core Bond Index Portfolio	Class IB	EQUITABLE FIN LIFE INS CO C/O SHEILA LABITA 1290 6TH AVE 14TH FLOOR NEW YORK, NY 10104	10,525,952.17	6.58%

EQ/Fidelity Institutional AM® Large Cap Portfolio	Class K	ROBERT J MCMULLAN, IRREV TRUST, 12/SUSAN S MCMULLAN, TRUSTEE 401 VIERA DR CEDAR KNOLLS NJ 07927	1,724.04	6.05%

Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
EQ/Fidelity Institutional AM® Large Cap Portfolio	Class K	RADIAN GROUP INC SPLIT DOLLAR ENDORSEMENT ATTN: CHRISTINE KERLY 1601 MARKET STREET PHILADELPHIA, PA 19103-2337	24,266.29	85.28%

EQ/Franklin Small Cap Value Managed Volatility Portfolio	Class IA	SHARON A MOORHEAD 6215 BOYKINS SPANIEL ROAD CHARLOTTE, NC 28277	8,518.95	5.94%

EQ/Franklin Small Cap Value Managed Volatility Portfolio	Class IA	ANTONY G MANIATIS 3773 WEXFORD HOLLOW RD E JACKSONVILLE FL 32224	7,901.27	5.51%

EQ/Global Equity Managed Volatility Portfolio	Class K	SANFORD SHAEV, DDS 105 STEVENS AVE STE 606 MOUNT VERNON, NY 10550-268	77,556.98	5.90%
EQ/Growth Strategy Portfolio	Class IA	MR CHRISTOPHER M CONDRON 343 EL BRILLO WAY PALM BEACH, FL 33480-4729	52,241.14	60.69%

EQ/Growth Strategy Portfolio	Class IA	MR WILLIAM J MC DERMOTT 21 S LINCOLN AVE NEWTOWN PA 18940-2158	14,409.74	16.74%

EQ/Growth Strategy Portfolio	Class IA	PAGE H PENNELL 507 HOPPER AVE WYCKOFF NJ 07481	19,418.96	22.56%

EQ/Intermediate Government Bond Portfolio	Class IA	REGIONS HR FINANCIAL SUPPORT 1900 5TH AVE NORTH, 18TH FLR BIRMINGHAM, AL 35203	391,078.77	5.83%

EQ/International Core Managed Volatility Portfolio	Class IA	E THOMPSON TRST ET AL NANCY E THOMPSON 1151 S EL MOLINO AVE PASADENA CA 91106	91,608.86	5.11%

EQ/Invesco Comstock Portfolio	Class K	CAPITOL HILL DENTAL GROUP PLLC 412 1ST ST SE WASHINGTON DC 20003-180	29,854.66	5.56%

EQ/Large Cap Core Managed Volatility Portfolio	Class IA	J. PETROCELLI CONTRACTING INC 100 COMAC STREET RONKONKOMA, NY 11779	38,348.04	5.81%

EQ/Large Cap Core Managed Volatility Portfolio	Class IA	PESCE FAMILY IRR TR HENRIETTA PESCE KATHERINE PESCE TTEE 16 VROOM AVENUE SPRING LAKE, NJ 07762	41,248.59	6.25%

EQ/Large Cap Growth Index Portfolio	Class K	JOHN A. VALLONE, D.D.S., P.C. 35 BRIARCLIFF PROF CTR BOURBONNAIS IL 60914-177	83,649.40	5.47%

EQ/MFS Utilities Series Portfolio	Class K	RICHARD LAUTERBACH ASSIGNMENT 632 S 10TH AVE. LAGRANGE, IL 60525	281.96	19.59%

EQ/MFS Utilities Series Portfolio	Class K	AMEWAS INC 44427 AIRPORT ROAD SUITE 200 CALIFORNIA, MD 20619	1,149.38	79.86%

Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
EQ/Money Market Portfolio	Class IA	ASHLAND INC RETIRE BNFT SEC TR C/O VALERIE WASHINGTON PNC BANK NA 2 PNC PLAZA 7TH FLOOR 620 LIBERTY AVENUE PITTSBURGH PA 15222	73,039,737.67	13.65%

EQ/Money Market Portfolio	Class IA	CREDIT SUISSE SECURITIES (USA) LLC 101 PARK AVE, 14TH FLOOR NEW YORK, NY 10178	38,125,975.87	7.12%

EQ/Money Market Portfolio	Class IA	BAYER CORPORATION 800 N LINDBERGH BLVD—G5EA ST LOUIS, MO 63167	36,727,559.98	6.86%

EQ/Money Market Portfolio	Class IA	SANOFI AVENTIS US NQ PLANS T ROWE PRICE TRUST CO TTEE 100 EAST PRATT ST BALTIMORE MD 21202	67,093,705.97	12.54%

EQ/PIMCO Global Real Return Portfolio	Class K	KAHANE DENTAL 3333 HENRY HUDSON PKWY APT 1M BRONX NY 10463-323	24,298.79	5.81%

EQ/PIMCO Global Real Return Portfolio	Class K	NOOR A. SHAMIM, DMD 544 ROUTE 6 AND 209 STE 1A MILFORD PA 18337-943	39,661.98	9.49%

EQ/PIMCO Global Real Return Portfolio	Class K	VLADIMIR R. BELIKOV, DDS 6151 WILSON MILLS RD STE 250 HIGHLAND HTS OH 44143-213	26,738.81	6.40%

EQ/PIMCO Global Real Return Portfolio	Class K	FLAVEL J. HEYMAN, OD PO BOX 249 145 W CENTER ST PAXTON IL 60957-024	37,123.39	8.88%

EQ/PIMCO Global Real Return Portfolio	Class K	UPTOWN FAMILY DENTAL 505 SW WESTWOOD DR PORTLAND OR 97239-279	29,107.77	6.96%

EQ/Quality Bond PLUS Portfolio	Class IA	EQUITABLE FIN LIFE INS CO C/O SHEILA LABITA 1290 6TH AVE 14TH FLOOR NEW YORK, NY 10104	9,635,730.22	54.09%

Equitable Conservative Growth MF/ETF Portfolio	Class K	GEORGE R. SCHNEEBERGER, DDS 192 QUAIL RUN DEWITT MI 48820-820	106,171.61	38.79%

Equitable Conservative Growth MF/ETF Portfolio	Class K	PETER L. BULTHUIS, DDS, PC 5625 MIDDLEBELT RD GARDEN CITY, MI 48135-245	16,693.07	6.10%

Equitable Conservative Growth MF/ETF Portfolio	Class K	DR. MURRAY S BARUCH 401K PLAN 5922 PINECROFT DR W BLOOMFIELD MI 48322-166	18,293.81	6.68%

Equitable Conservative Growth MF/ETF Portfolio	Class K	JAMES C PRICE DDS 6109 E EXETER BLVD SCOTTSDALE AZ 85251-305	21,856.18	7.98%

Equitable Growth MF/ETF Portfolio	Class IB	TWP OF COLTS NECK 124 CEDAR DR COLTS NECK NJ 07722-1673	95,695.87	13.87%

Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
Equitable Growth MF/ETF Portfolio	Class IB	CHRISTOPHER HOCHSTEDT ONE JANET AVENUE DARIEN IL 60561	88,724.00	12.86%

Equitable Growth MF/ETF Portfolio	Class IB	JEROME ESPINO 655 W IRVING PARK RD APT 1610 CHICAGO IL 60613	37,617.92	5.45%

Equitable Moderate Growth MF/ETF Portfolio	Class IB	LINDA SIMES 174 BERRYHILL CT W HEMPSTEAD NY 11552	42,408.19	6.15%

Equitable Moderate Growth MF/ETF Portfolio	Class IB	NORTHWESTERN LOCAL SD 457 5610 TROY RD SPRINGFIELD OH 45502	37,360.14	6.34%

Equitable Moderate Growth MF/ETF Portfolio	Class IB	JENNIFER ESPINO 1241 N PAULINA ST CHICAGO IL 60622-3851	37,374.28	6.34%

Equitable Moderate Growth MF/ETF Portfolio	Class IB	HILLIARD CITY SCHOOL DISTRICT 2140 ATLAS STREET COLUMBUS OH 43228	32,240.28	5.47%

Multimanager Core Bond Portfolio	Class IA	BB&T TTEE FBO FLOWSERVE TRUST ATTN: ALLYSON HALL SPIVEY 434 FAYETTEVILLE STREET FL 8 RALEIGH, NC 27601	171,879.27	5.64%

Multimanager Core Bond Portfolio	Class IA	PRINCIPAL TRUST AS TRUSTEE FOR THE IBP, INC RETIREMENT PLAN 550 S 4TH ST. MINNEAPOLIS, MN 55415	892,152.42	29.31%

Multimanager Core Bond Portfolio	Class K	JOHN A STEVENS, DDS, INC. 221 H MOUNT HERMON ROAD SCOTTS VALLEY CA 95066	46,423.93	5.24%

Multimanager Core Bond Portfolio	Class K	GRAND DENTAL CARE, LTD. 4343 OLD GRAND AVE STE 206 GURNEE IL 60031-270	49,133.56	5.55%

Multimanager Core Bond Portfolio	Class K	MIELKE & BAYLON 2850 CV CREST BLVD W STE 100 STILLWATER MN 55082-677	48,066.42	5.43%

Multimanager Core Bond Portfolio	Class K	DRS. BAYLON & BEINLICH, PLLC 9680 TAMARACK RD STE 120 WOODBURY MN 55125-262	51,432.94	5.81%

Multimanager Core Bond Portfolio	Class K	JAMES LILLENBERG DDS P C 112 LADUE GROVE LN CREVE COEUR MO 63141-746	45,737.64	5.16%

Multimanager Core Bond Portfolio	Class K	WHITE CLAY DENTAL ASSOCIATES, PA 12 POLLY DRUMMOND HILL RD NEWARK DE 19711-570	65,287.06	7.37%

Multimanager Core Bond Portfolio	Class K	PAUL SAARI, DDS 5050 S LAKELAND DR LAKELAND, FL 33813-255	77,066.15	8.70%

Multimanager Technology Portfolio	Class K	GOODWYN DDS PLLC, CATHERINE M 37 HILLSBORO DR ORCHARD PARK, NY 14127-343	42,174.95	6.02%

As of July 31, 2023, to the Trust’s knowledge, the following portfolios of the Trust and EQ Premier VIP Trust owned shares of record in the following Portfolios of the Trust entitling such portfolios to give voting instructions regarding 5% or more of the outstanding shares of any class of such Portfolio.

Name of Owner (1)	Portfolio	Shares Owned	Percentage of Class K Owned
EQ/Conservative Allocation Portfolio	ATM Mid Cap Managed Volatility Portfolio	1,958,570.73	5.14%
	EQ/Quality Bond PLUS Portfolio	4,858,858.51	8.69%
	1290 VT High Yield Bond Portfolio	1,424,459.21	7.44%
	1290 VT DoubleLine Opportunistic Bond Portfolio	5,213,316.47	9.66%
	EQ/PIMCO Ultra Short Bond Portfolio	7,059,230.11	11.06%
	Multimanager Core Bond Portfolio	6,850,552.37	9.27%

EQ/Conservative-Plus Allocation Portfolio	EQ/Janus Enterprise Portfolio	522,750.80	6.46%
	ATM Mid Cap Managed Volatility Portfolio	3,082,911.30	8.09%
	EQ/Quality Bond PLUS Portfolio	4,541,706.34	8.13%
	1290 VT High Yield Bond Portfolio	1,201,728.82	6.28%
	1290 VT DoubleLine Opportunistic Bond Portfolio	4,481,149.70	8.31%
	EQ/PIMCO Ultra Short Bond Portfolio	5,304,818.07	8.31%
	Multimanager Core Bond Portfolio	6,141,711.90	8.31%

EQ/Moderate Allocation Portfolio	EQ/Large Cap Growth Index Portfolio	363,736.08	13.31%
	EQ/JPMorgan Growth Stock Portfolio	859,808.98	20.77%
	EQ/Loomis Sayles Growth Portfolio	7,175,759.09	24.24%
	ATM Large Cap Managed Volatility Portfolio	46,994,353.36	24.83%
	EQ/Large Cap Core Managed Volatility Portfolio	12,791,087.06	23.32%
	EQ/Clearbridge Select Equity Managed Volatility Portfolio	11,207,042.39	26.26%
	EQ/Value Equity Portfolio	3,246,885.30	20.38%
	EQ/JPMorgan Value Opportunities Portfolio	3,415,729.80	20.53%
	1290 VT Equity Income Portfolio	13,017,935.48	22.16%
	EQ/Large Cap Value Managed Volatility Portfolio	4,923,559.11	22.26%
	EQ/Morgan Stanley Small Cap Growth Portfolio	8,786,236.64	25.32%
	1290 VT Micro Cap Portfolio	4,297,219.95	26.06%
	EQ/Janus Enterprise Portfolio	1,859,539.21	22.97%
	EQ/American Century Mid Cap Value Portfolio	1,004,288.51	28.31%
	1290 VT Small Cap Value Portfolio	3,637,537.79	26.33%
	ATM Mid Cap Managed Volatility Portfolio	12,364,142.54	32.43%
	1290 VT GAMCO Small Company Value Portfolio	733,123.04	12.09%
	EQ/Franklin Small Cap Value Managed Volatility Portfolio	2,556,208.37	22.62%
	ATM Small Cap Managed Volatility Portfolio	21,668,067.39	23.28%
	EQ/AB Small Cap Growth Portfolio	7,838,324.41	23.35%
	EQ/International Core Managed Volatility Portfolio	7,300,745.89	25.30%
	EQ/International Value Managed Volatility Portfolio	8,819,049.85	27.12%
	EQ/Global Equity Managed Volatility Portfolio	7,437,904.68	25.06%
	ATM International Managed Volatility Portfolio	32,765,243.31	26.63%
	EQ/MFS International Growth Portfolio	17,287,850.28	21.70%
	EQ/International Equity Index Portfolio	644,746.83	6.29%
	EQ/Quality Bond PLUS Portfolio	24,176,597.47	43.26%
	1290 VT High Yield Bond Portfolio	6,298,753.78	32.92%

Name of Owner (1)	Portfolio	Shares Owned	Percentage of Class K Shares Owned
	1290 VT DoubleLine Opportunistic Bond Portfolio	23,489,988.66	43.55%
	EQ/PIMCO Ultra Short Bond Portfolio	26,692,858.16	41.83%
	EQ/Intermediate Government Bond Portfolio	61,423,684.22	9.74%
	EQ/Core Bond Index Portfolio	48,120,790.90	12.38%
	Multimanager Core Bond Portfolio	32,150,897.84	43.52%
	EQ/Long-Term Bond Portfolio	60,006,982.52	18.62%

EQ/Moderate-Plus Allocation Portfolio	EQ/Large Cap Growth Index Portfolio	397,723.79	14.55%
	EQ/JPMorgan Growth Stock Portfolio	1,201,303.40	29.02%
	EQ/Loomis Sayles Growth Portfolio	11,847,492.75	40.03%
	ATM Large Cap Managed Volatility Portfolio	83,039,810.44	43.87%
	EQ/Large Cap Core Managed Volatility Portfolio	24,356,158.50	44.40%
	EQ/Clearbridge Select Equity Managed Volatility Portfolio	18,027,238.86	42.25%
	EQ/Value Equity Portfolio	6,550,049.42	41.10%
	EQ/JPMorgan Value Opportunities Portfolio	6,240,143.66	37.51%
	1290 VT Equity Income Portfolio	26,066,425.43	44.37%
	EQ/Large Cap Value Managed Volatility Portfolio	9,830,418.27	44.44%
	EQ/Morgan Stanley Small Cap Growth Portfolio	16,990,609.94	48.96%
	1290 VT Micro Cap Portfolio	7,885,700.78	47.83%
	EQ/Janus Enterprise Portfolio	1,971,606.93	24.36%
	EQ/American Century Mid Cap Value Portfolio	1,083,701.31	30.55%
	1290 VT Small Cap Value Portfolio	6,585,027.16	47.67%
	ATM Mid Cap Managed Volatility Portfolio	13,702,342.07	35.94%
	1290 VT GAMCO Small Company Value Portfolio	1,720,348.21	28.38%
	EQ/Franklin Small Cap Value Managed Volatility Portfolio	5,561,855.19	49.22%
	ATM Small Cap Managed Volatility Portfolio	45,596,960.37	48.98%
	EQ/AB Small Cap Growth Portfolio	14,879,034.32	44.32%
	EQ/International Core Managed Volatility Portfolio	12,151,027.80	42.10%
	EQ/International Value Managed Volatility Portfolio	14,746,546.79	45.35%
	EQ/Global Equity Managed Volatility Portfolio	12,493,760.38	42.09%
	ATM International Managed Volatility Portfolio	54,159,782.28	44.02%
	EQ/MFS International Growth Portfolio	29,729,011.17	37.31%
	EQ/International Equity Index Portfolio	641,845.12	6.26%
	EQ/Quality Bond PLUS Portfolio	17,546,205.62	31.39%
	1290 VT High Yield Bond Portfolio	4,588,403.13	23.98%
	1290 VT DoubleLine Opportunistic Bond Portfolio	17,358,856.39	32.18%
	EQ/PIMCO Ultra Short Bond Portfolio	19,672,015.13	30.83%
	EQ/Intermediate Government Bond Portfolio	43,214,904.62	6.86%
	EQ/Long-Term Bond Portfolio	50,319,468.69	15.61%
	EQ/Core Bond Index Portfolio	33,732,655.88	8.68%
	Multimanager Core Bond Portfolio	23,809,007.38	32.23%

EQ/Aggressive Allocation Portfolio	EQ/Large Cap Growth Index Portfolio	279,411.70	10.22%
	EQ/JPMorgan Growth Stock Portfolio	517,139.99	12.49%
	EQ/Loomis Sayles Growth Portfolio	6,435,754.55	21.74%
	ATM Large Cap Managed Volatility Portfolio	48,805,533.03	25.78%
	EQ/Large Cap Core Managed Volatility Portfolio	14,998,509.94	27.34%

Name of Owner (1)	Portfolio	Shares Owned	Percentage of Class K Shares Owned
	EQ/Clearbridge Select Equity Managed Volatility Portfolio	11,069,319.28	25.94%
	EQ/Value Equity Portfolio	3,889,034.39	24.40%
	EQ/JPMorgan Value Opportunities Portfolio	3,499,266.34	21.03%
	1290 VT Equity Income Portfolio	14,569,236.43	24.80%
	EQ/Large Cap Value Managed Volatility Portfolio	5,850,399.32	26.45%
	EQ/Morgan Stanley Small Cap Growth Portfolio	7,775,267.61	22.41%
	1290 VT Micro Cap Portfolio	3,592,918.99	21.79%
	EQ/Janus Enterprise Portfolio	798,260.20	9.86%
	EQ/American Century Mid Cap Value Portfolio	558,873.54	15.76%
	1290 VT Small Cap Value Portfolio	3,195,978.22	23.14%
	ATM Mid Cap Managed Volatility Portfolio	7,018,521.54	18.41%
	1290 VT GAMCO Small Company Value Portfolio	1,139,621.19	18.80%
	EQ/Franklin Small Cap Value Managed Volatility Portfolio	2,975,038.45	26.33%
	ATM Small Cap Managed Volatility Portfolio	23,150,479.01	24.87%
	EQ/AB Small Cap Growth Portfolio	6,119,954.75	18.23%
	EQ/International Core Managed Volatility Portfolio	6,657,348.20	23.07%
	EQ/International Value Managed Volatility Portfolio	7,794,601.05	23.97%
	EQ/Global Equity Managed Volatility Portfolio	7,455,892.46	25.12%
	ATM International Managed Volatility Portfolio	31,885,153.38	25.91%
	EQ/MFS International Growth Portfolio	17,831,632.69	22.38%
	EQ/International Equity Index Portfolio	554,912.93	5.41%

EQ/All Asset Growth Allocation Portfolio	EQ/Loomis Sayles Growth Portfolio	2,524,590.85	8.53%
	EQ/JPMorgan Growth Stock Portfolio	367,291.56	8.87%
	EQ/Invesco Comstock Portfolio	879,728.07	62.13%
	EQ/JPMorgan Value Opportunities Portfolio	870,103.91	5.23%
	1290 VT GAMCO Small Company Value Portfolio	386,311.77	6.37%
	EQ/AB Small Cap Growth Portfolio	1,727,939.19	5.15%
	EQ/MFS International Growth Portfolio	4,828,426.87	6.06%
	EQ/International Equity Index Portfolio	1,138,228.10	11.10%
	EQ/Emerging Markets Equity PLUS Portfolio	1,141,316.12	24.68%
	1290 VT SmartBeta Equity ESG Portfolio	643,994.26	32.59%
	1290 VT Real Estate Portfolio	3,014,396.37	100.00%
	1290 VT GAMCO Mergers and Acquisitions Portfolio	1,966,550.51	94.51%
	1290 VT Convertible Securities Portfolio	1,485,728.42	65.85%
	1290 VT Natural Resources Portfolio	747,234.09	100.00%
	EQ/PIMCO Global Real Return Portfolio	2,196,337.43	84.03%
	1290 VT High Yield Bond Portfolio	1,572,296.86	8.22%

Target 2025 Allocation Portfolio	EQ/Equity 500 Index Portfolio	538,564.53	9.14%
	Multimanager Aggressive Equity Portfolio	35,720.26	20.14%
	EQ/American Century Mid Cap Value Portfolio	179,934.64	5.07%
	EQ/Small Company Index Portfolio	748,409.27	10.01%
	EQ/Emerging Markets Equity PLUS Portfolio	655,543.83	14.17%
	EQ/International Equity Index Portfolio	1,203,742.08	11.73%
	1290 VT High Yield Bond Portfolio	1,150,177.47	6.01%

Target 2035 Allocation Portfolio	EQ/Equity 500 Index Portfolio	1,096,202.90	18.61%
	Multimanager Aggressive Equity Portfolio	47,871.18	26.98%
	EQ/Small Company Index Portfolio	1,730,291.98	23.15%
	EQ/Emerging Markets Equity PLUS Portfolio	1,113,548.10	24.07%

Name of Owner (1)	Portfolio	Shares Owned	Percentage of Class K Shares Owned
	EQ/International Equity Index Portfolio	2,213,310.55	21.58%
	1290 VT High Yield Bond Portfolio	1,130,612.29	5.91%

Target 2045 Allocation Portfolio	EQ/Equity 500 Index Portfolio	1,171,862.13	19.90%
	Multimanager Aggressive Equity Portfolio	46,367.30	26.14%
	EQ/American Century Mid Cap Value Portfolio	189,622.89	5.35%
	EQ/Small Company Index Portfolio	1,837,418.41	24.58%
	EQ/Emerging Markets Equity PLUS Portfolio	1,089,961.00	23.56%
	EQ/International Equity Index Portfolio	2,388,603.97	23.29%

Target 2055 Allocation Portfolio	EQ/Equity 500 Index Portfolio	575,067.28	9.76%
	Multimanager Aggressive Equity Portfolio	39,184.02	22.09%
	EQ/Small Company Index Portfolio	997,214.00	13.34%
	EQ/Emerging Markets Equity PLUS Portfolio	541,590.00	11.71%
	EQ/International Equity Index Portfolio	1,203,508.81	11.73%

EQ/Ultra Conservative Strategy Portfolio	EQ/Intermediate Government Bond Portfolio	209,664,291.24	33.26%

EQ/Conservative Strategy Portfolio	EQ/Core Bond Index Portfolio	20,755,405.90	5.34%
	EQ/AB Short Duration Government Bond Portfolio	4,009,699.81	7.34%

EQ/Conservative Growth Strategy Portfolio	EQ/Core Bond Index Portfolio	27,303,834.95	7.03%
	EQ/AB Short Duration Government Bond Portfolio	5,296,924.89	9.70%

EQ/Balanced Strategy Portfolio	EQ/500 Managed Volatility Portfolio	34,156,505.00	12.54%
	EQ/400 Managed Volatility Portfolio	3,105,596.71	12.94%
	EQ/2000 Managed Volatility Portfolio	18,992,857.03	12.54%
	EQ/International Managed Volatility Portfolio	16,849,754.66	12.52%
	EQ/Core Bond Index Portfolio	62,196,693.58	16.01%
	EQ/AB Short Duration Government Bond Portfolio	12,131,797.70	22.22%
	EQ/Long-Term Bond Portfolio	38,704,145.67	12.01%
	EQ/Intermediate Government Bond Portfolio	63,904,710.63	10.14%

EQ/Moderate Growth Strategy Portfolio	EQ/500 Managed Volatility Portfolio	69,268,251.59	25.43%
	EQ/400 Managed Volatility Portfolio	6,476,611.26	26.98%
	EQ/2000 Managed Volatility Portfolio	38,646,048.30	25.51%
	EQ/International Managed Volatility Portfolio	34,537,811.38	25.67%
	EQ/Core Bond Index Portfolio	82,437,444.05	21.21%
	EQ/AB Short Duration Government Bond Portfolio	16,056,238.23	29.41%
	EQ/Long-Term Bond Portfolio	56,597,316.85	17.56%
	EQ/Intermediate Government Bond Portfolio	84,253,486.33	13.37%

EQ/Growth Strategy Portfolio	EQ/500 Managed Volatility Portfolio	67,493,408.23	24.78%
	EQ/400 Managed Volatility Portfolio	5,957,955.94	24.82%
	EQ/2000 Managed Volatility Portfolio	38,155,641.62	25.19%
	EQ/International Managed Volatility Portfolio	33,846,801.88	25.15%
	EQ/Core Bond Index Portfolio	49,372,374.88	12.71%
	EQ/AB Short Duration Government Bond Portfolio	10,159,681.74	18.61%
	EQ/Long-Term Bond Portfolio	39,031,081.10	12.11%
	EQ/Intermediate Government Bond Portfolio	50,431,147.23	8.00%

EQ/Aggressive Growth Strategy Portfolio	EQ/500 Managed Volatility Portfolio	84,065,174.91	30.86%
	EQ/400 Managed Volatility Portfolio	6,929,675.05	28.87%
	EQ/2000 Managed Volatility Portfolio	46,208,836.16	30.51%
	EQ/International Managed Volatility Portfolio	40,985,035.84	30.46%

Name of Owner (1)	Portfolio	Shares Owned	Percentage of Class K Shares Owned
	EQ/Core Bond Index Portfolio	34,021,423.76	8.76%
	EQ/AB Short Duration Government Bond Portfolio	6,937,503.86	12.71%
	EQ/Long-Term Bond Portfolio	28,830,071.25	8.94%
	EQ/Intermediate Government Bond Portfolio	34,395,743.85	5.46%

(1)	The address of the owner is 1290 Avenue of the Americas, New York, New York 10104.

EQAT 2023

VOTING EQ ADVISORS TRUST EASY OPTIONS: Providence, PO Box 43131 RI 02940-3131 VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours a day VOTE BY PHONE FollowCall the recorded 1-866-298-8476 instructions available 24 hours a day VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the FUNDS / PORTFOLIOS FUNDS / PORTFOLIOS FUNDS / PORTFOLIOS 1290 VT Convertible Securities 1290 VT DoubleLine Opportunistic Bond 1290 VT Equity Income 1290 VT GAMCO Mergers and Acquisitions 1290 VT GAMCO Small Company Value 1290 VT High Yield Bond DO 1290 VT Micro Cap 1290 VT Moderate Growth Allocation 1290 VT Multi-Alternative Strategies 1290 VT Natural Resources 1290 VT Real Estate 1290 VT Small Cap Value NOT 1290 VT SmartBeta Equity ESG 1290 VT Socially Responsible ATM International Managed Volatility ATM Large Cap Managed Volatility ATM Mid Cap Managed Volatility ATM Small Cap Managed Volatility EQ/2000 Managed Volatility EQ/400 Managed Volatility EQ/500 Managed Volatility EQ/AB Dynamic Aggressive Growth EQ/AB Dynamic Growth EQ/AB Dynamic Moderate Growth EQ/AB Short Duration Government Bond EQ/AB Small Cap Growth EQ/AB Sustainable U.S. Thematic EQ/Aggressive Growth Strategy EQ/All Asset Growth Allocation EQ/American Century Mid Cap Value EQ/American Century Moderate Growth Allocation EQ/Balanced Strategy EQ/Capital Group Research EQ/ClearBridge Large Cap Growth ESG EQ/ClearBridge Select Equity Managed Volatility EQ/Common Stock Index VOTING INSTRUCTION CARD EQ ADVISORS TRUST VOTING INSTRUCTION CARD FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 23, 2023 [INSURANCE COMPANY NAME DROP-IN] The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of the named portfolio(s), each a series of EQ Advisors Trust (the “Trust”), hereby instructs the insurance company, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the specific proposal that will be considered at the Special Meeting of Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated August 23, 2023 (the “Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting. This Voting Instruction Card is solicited by the insurance company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476 EQA_33433_082123_VI PLEASE SIGN AND DATE ON THE REVERSE SIDE. xxxxxxxxxxxxxx code

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A Proposal THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE "TRUST") UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSAL:

1. To elect the Board of Trustees of the Trust:

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Mark A. Barnard	02. Michael B. Clement	03. Donald E. Foley	04. Patricia M. Haverland	☐	☐	☐
05. Marcia Haydel	06. Steven M. Joenk	07. Kimberly Thompson Laughton	08. H. Thomas McMeekin			
09. Jeffery S. Perry	10. Gary S. Schpero	11. Kathleen Stephansen				

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided.______________________________

To transact such other business that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on October 23, 2023. The Notice of Special Meeting and the Proxy Statement for the Meeting are available at: https://www.proxy-direct.com/eqt-33433

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED "FOR" THE PROPOSAL.

B Authorized Signatures — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on the records of the insurance company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX EQA-2 33433 XXXXXXXX

EQ ADVISORS TRUST
PO Box 43131
Providence, RI 02940-3131
FUNDS / PORTFOLIOS    FUNDS / PORTFOLIOS FUNDS / PORTFOLIOS
EQ/Conservative Growth Strategy    EQ/Conservative Strategy EQ/Core Bond Index
EQ/Emerging Markets Equity PLUS    EQ/Equity 500 Index EQ/Fidelity Institutional AM Large Cap
EQ/Franklin Moderate Allocation    EQ/Franklin Rising Dividends EQ/Franklin Small Cap Value Managed Volatility
EQ/Global Equity Managed Volatility    EQ/Goldman Sachs Growth Allocation EQ/Goldman Sachs Mid Cap Value
EQ/Goldman Sachs Moderate Growth Allocation    EQ/Growth Strategy EQ/Intermediate Corporate Bond
EQ/Intermediate Government Bond    EQ/International Core Managed Volatility EQ/International Equity Index
EQ/International Managed Volatility    EQ/International Value Managed Volatility EQ/Invesco Comstock
EQ/Invesco Global    EQ/Invesco Global Real Assets EQ/Invesco Moderate Allocation
EQ/Invesco Moderate Growth Allocation    EQ/Janus Enterprise EQ/JPMorgan Growth Allocation
EQ/JPMorgan Growth Stock    EQ/JPMorgan Value Opportunities EQ/Large Cap Core Managed Volatility
EQ/Large Cap Growth Index    EQ/Large Cap Growth Managed Volatility EQ/Large Cap Value Index
EQ/Large Cap Value Managed Volatility    EQ/Lazard Emerging Markets Equity EQ/Long-Term Bond
VOTING INSTRUCTION CARD     EQ ADVISORS TRUST
VOTING INSTRUCTION CARD FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 23, 2023
[INSURANCE COMPANY NAME DROP-IN]
The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of the named portfolio(s), each a series of EQ Advisors Trust (the “Trust”), hereby instructs the insurance company, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the specific proposal that will be considered at the Special Meeting of Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated August 23, 2023 (the “Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.
This Voting Instruction Card is solicited by the insurance company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.
VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476
EQA_33433_082123_VI
PLEASE SIGN AND DATE ON THE REVERSE SIDE.
xxxxxxxxxxxxxx                code EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours a day VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours a day VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A Proposal THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE "TRUST") UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSAL:

1. To elect the Board of Trustees of the Trust:

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Mark A. Barnard	02. Michael B. Clement	03. Donald E. Foley	04. Patricia M. Haverland	☐	☐	☐
05. Marcia Haydel	06. Steven M. Joenk	07. Kimberly Thompson Laughton	08. H. Thomas McMeekin			
09. Jeffery S. Perry	10. Gary S. Schpero	11. Kathleen Stephansen				

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided.______________________________

To transact such other business that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on October 23, 2023.
The Notice of Special Meeting and the Proxy Statement for the Meeting are available at:
https://www.proxy-direct.com/eqt-33433

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED "FOR" THE PROPOSAL.

B Authorized Signatures — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on the records of the insurance company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx EQA-2 33433 xxxxxxxx

EQ ADVISORS TRUST
PO Box 43131
Providence, RI 02940-3131
FUNDS / PORTFOLIOS    FUNDS / PORTFOLIOS FUNDS / PORTFOLIOS
EQ/Loomis Sayles Growth     EQ/MFS International Growth EQ/MFS International Intrinsic Value
EQ/MFS Mid Cap Focused Growth     EQ/MFS Technology EQ/MFS Utilities Series
EQ/Mid Cap Index     EQ/Mid Cap Value Managed Volatility EQ/Moderate Growth Strategy
EQ/Money Market     EQ/Morgan Stanley Small Cap Growth EQ/PIMCO Global Real Return
EQ/PIMCO Real Return    EQ/PIMCO Total Return ESG EQ/PIMCO Ultra Short Bond
EQ/Quality Bond PLUS     EQ/Small Company Index EQ/T. Rowe Price Health Sciences
EQ/Ultra Conservative Strategy     EQ/Value Equity EQ/Wellington Energy
Equitable Conservative Growth MF/ETF     Equitable Growth MF/ETF Equitable Moderate Growth MF/ETF
Multimanager Aggressive Equity     Multimanager Core Bond Multimanager Technology
VOTING INSTRUCTION CARD     EQ ADVISORS TRUST
VOTING INSTRUCTION CARD FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 23, 2023
[INSURANCE COMPANY NAME DROP-IN]
The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of the named portfolio(s), each a series of EQ Advisors Trust (the “Trust”), hereby instructs the insurance company, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the specific proposal that will be considered at the Special Meeting of Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated August 23, 2023 (the “Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.
This Voting Instruction Card is solicited by the insurance company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.
VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476
EQA_33433_082123_VI
PLEASE SIGN AND DATE ON THE REVERSE SIDE.
xxxxxxxxxxxxxx                code EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours a day VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours a day VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposal THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE "TRUST") UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSAL:

1. To elect the Board of Trustees of the Trust:

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Mark A. Barnard	02. Michael B. Clement	03. Donald E. Foley	04. Patricia M. Haverland	☐	☐	☐
05. Marcia Haydel	06. Steven M. Joenk	07. Kimberly Thompson Laughton	08. H. Thomas McMeekin			
09. Jeffery S. Perry	10. Gary S. Schpero	11. Kathleen Stephansen				

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided.________________________________

To transact such other business that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on October 23, 2023. The Notice of Special Meeting and the Proxy Statement for the Meeting are available at: https://www.proxy-direct.com/eqt-33433

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED "FOR" THE PROPOSAL.

B Authorized Signatures — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on the records of the insurance company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX EQA-2 33433 XXXXXXXX

EQ ADVISORS TRUST
PO Box 43131
Providence, RI 02940-3131
FUNDS / PORTFOLIOS    FUNDS / PORTFOLIOS FUNDS / PORTFOLIOS
1290 VT Convertible Securities    1290 VT DoubleLine Opportunistic Bond 1290 VT Equity Income
1290 VT GAMCO Mergers and Acquisitions    1290 VT GAMCO Small Company Value 1290 VT High Yield Bond
1290 VT Micro Cap    1290 VT Moderate Growth Allocation 1290 VT Multi-Alternative Strategies
1290 VT Natural Resources    1290 VT Real Estate 1290 VT Small Cap Value
1290 VT SmartBeta Equity ESG    1290 VT Socially Responsible ATM International Managed Volatility
ATM Large Cap Managed Volatility    ATM Mid Cap Managed Volatility ATM Small Cap Managed Volatility
EQ/2000 Managed Volatility    EQ/400 Managed Volatility EQ/500 Managed Volatility
EQ/AB Dynamic Aggressive Growth    EQ/AB Dynamic Growth EQ/AB Dynamic Moderate Growth
EQ/AB Short Duration Government Bond    EQ/AB Small Cap Growth EQ/AB Sustainable U.S. Thematic
EQ/Aggressive Growth Strategy    EQ/All Asset Growth Allocation EQ/American Century Mid Cap Value
EQ/American Century Moderate Growth Allocation    EQ/Balanced Strategy EQ/Capital Group Research
EQ/ClearBridge Large Cap Growth ESG    EQ/ClearBridge Select Equity Managed Volatility EQ/Common Stock Index
PROXY CARD     EQ ADVISORS TRUST
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 23, 2023
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (the “Trust”) on behalf of the Trust’s portfolio(s). The person signing on the reverse side of this card hereby appoints as proxies James Kelly and Brian Walsh, and each of them (with power of substitution), (i) to vote as indicated on the reverse side on the specific proposal that will be considered at the Special Meeting of Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated August 23, 2023 (the “Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in their discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.
Receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement accompanying this proxy card is hereby acknowledged by the person signing on the reverse side of this card.
VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
EQA_33433_082123
PLEASE SIGN AND DATE ON THE REVERSE SIDE.
xxxxxxxxxxxxxx                code EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours a day VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours a day VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposal THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE "TRUST") UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSAL:

1. To elect the Board of Trustees of the Trust:

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Mark A. Barnard	02. Michael B. Clement	03. Donald E. Foley	04. Patricia M. Haverland	☐	☐	☐
05. Marcia Haydel	06. Steven M. Joenk	07. Kimberly Thompson Laughton	08. H. Thomas McMeekin			
09. Jeffery S. Perry	10. Gary S. Schpero	11. Kathleen Stephansen				

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided.______________________________

To transact such other business that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on October 23, 2023.
The Notice of Special Meeting and the Proxy Statement for the Meeting are available at:
https://www.proxy-direct.com/eqt-33433

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL.

B Authorized Signatures — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on the records of the Trust and date. If joint owners, each holder should sign this proxy card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX EQA-1 33433 XXXXXXXX

EQ ADVISORS TRUST
PO Box 43131

Providence, RI 02940-3131
FUNDS / PORTFOLIOS    FUNDS / PORTFOLIOS FUNDS / PORTFOLIOS
EQ/Conservative Growth Strategy    EQ/Conservative Strategy EQ/Core Bond Index
EQ/Emerging Markets Equity PLUS    EQ/Equity 500 Index EQ/Fidelity Institutional AM Large Cap
EQ/Franklin Moderate Allocation    EQ/Franklin Rising Dividends EQ/Franklin Small Cap Value Managed Volatility
EQ/Global Equity Managed Volatility    EQ/Goldman Sachs Growth Allocation EQ/Goldman Sachs Mid Cap Value
EQ/Goldman Sachs Moderate Growth Allocation    EQ/Growth Strategy EQ/Intermediate Corporate Bond
EQ/Intermediate Government Bond    EQ/International Core Managed Volatility EQ/International Equity Index
EQ/International Managed Volatility    EQ/International Value Managed Volatility EQ/Invesco Comstock
EQ/Invesco Global    EQ/Invesco Global Real Assets EQ/Invesco Moderate Allocation
EQ/Invesco Moderate Growth Allocation    EQ/Janus Enterprise EQ/JPMorgan Growth Allocation
EQ/JPMorgan Growth Stock    EQ/JPMorgan Value Opportunities EQ/Large Cap Core Managed Volatility
EQ/Large Cap Growth Index    EQ/Large Cap Growth Managed Volatility EQ/Large Cap Value Index
EQ/Large Cap Value Managed Volatility    EQ/Lazard Emerging Markets Equity EQ/Long-Term Bond
PROXY CARD     EQ ADVISORS TRUST
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 23, 2023
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (the “Trust”) on behalf of the Trust’s portfolio(s). The person signing on the reverse side of this card hereby appoints as proxies James Kelly and Brian Walsh, and each of them (with power of substitution), (i) to vote as indicated on the reverse side on the specific proposal that will be considered at the Special Meeting of Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated August 23, 2023 (the “Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in their discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.
Receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement accompanying this proxy card is hereby acknowledged by the person signing on the reverse side of this card.
VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
EQA_33433_082123
PLEASE SIGN AND DATE ON THE REVERSE SIDE.
xxxxxxxxxxxxxx                code EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours a day VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours a day VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A Proposal THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE "TRUST") UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSAL:

1. To elect the Board of Trustees of the Trust:

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Mark A. Barnard	02. Michael B. Clement	03. Donald E. Foley	04. Patricia M. Haverland	☐	☐	☐
05. Marcia Haydel	06. Steven M. Joenk	07. Kimberly Thompson Laughton	08. H. Thomas McMeekin			
09. Jeffery S. Perry	10. Gary S. Schpero	11. Kathleen Stephansen				

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided.______________________________

To transact such other business that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on October 23, 2023.
The Notice of Special Meeting and the Proxy Statement for the Meeting are available at:
https://www.proxy-direct.com/eqt-33433

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL.

B Authorized Signatures — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on the records of the Trust and date. If joint owners, each holder should sign this proxy card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX EQA-1 33433 XXXXXXXX

EQ ADVISORS TRUST
PO Box 43131

Providence, RI 02940-3131
FUNDS / PORTFOLIOS    FUNDS / PORTFOLIOS FUNDS / PORTFOLIOS
EQ/Loomis Sayles Growth    EQ/MFS International Growth EQ/MFS International Intrinsic Value
EQ/MFS Mid Cap Focused Growth     EQ/MFS Technology EQ/MFS Utilities Series
EQ/Mid Cap Index     EQ/Mid Cap Value Managed Volatility EQ/Moderate Growth Strategy
EQ/Money Market     EQ/Morgan Stanley Small Cap Growth EQ/PIMCO Global Real Return
EQ/PIMCO Real Return    EQ/PIMCO Total Return ESG EQ/PIMCO Ultra Short Bond
EQ/Quality Bond PLUS     EQ/Small Company Index EQ/T. Rowe Price Health Sciences
EQ/Ultra Conservative Strategy     EQ/Value Equity EQ/Wellington Energy
Equitable Conservative Growth MF/ETF     Equitable Growth MF/ETF Equitable Moderate Growth MF/ETF
Multimanager Aggressive Equity     Multimanager Core Bond Multimanager Technology
PROXY CARD     EQ ADVISORS TRUST
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 23, 2023
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (the “Trust”) on behalf of the Trust’s portfolio(s). The person signing on the reverse side of this card hereby appoints as proxies James Kelly and Brian Walsh, and each of them (with power of substitution), (i) to vote as indicated on the reverse side on the specific proposal that will be considered at the Special Meeting of Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated August 23, 2023 (the “Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in their discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.
Receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement accompanying this proxy card is hereby acknowledged by the person signing on the reverse side of this card.
VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
EQA_33433_082123
PLEASE SIGN AND DATE ON THE REVERSE SIDE.
xxxxxxxxxxxxxx                code EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours a day VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours a day VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A Proposal THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE "TRUST") UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSAL:

1. To elect the Board of Trustees of the Trust:

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Mark A. Barnard	02. Michael B. Clement	03. Donald E. Foley	04. Patricia M. Haverland	☐	☐	☐
05. Marcia Haydel	06. Steven M. Joenk	07. Kimberly Thompson Laughton	08. H. Thomas McMeekin			
09. Jeffery S. Perry	10. Gary S. Schpero	11. Kathleen Stephansen				

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided.______________________________

To transact such other business that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on October 23, 2023.
The Notice of Special Meeting and the Proxy Statement for the Meeting are available at:
https://www.proxy-direct.com/eqt-33433

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL.

B Authorized Signatures — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on the records of the Trust and date. If joint owners, each holder should sign this proxy card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX EQA-1 33433 XXXXXXXX

EQ ADVISORS TRUST PO Box 43131 Providence, RI 02940-3131
IMPORTANT PROXY INFORMATION Your Vote Counts!
PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING PROXY MATERIALS VIA THE INTERNET,
TELEPHONE OR E-MAIL. When you are ready to provide voting instructions, you can use the same Control Number
& Security Code to do so.
Special Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions.
Important Notice Regarding the Availability of Proxy Materials for the EQ Advisors Trust Special Meeting of Shareholders to Be Held on October 23, 2023.
The Special Meeting of Shareholders of EQ Advisors Trust (the “Trust”) will be held on October 23, 2023, at 10:00 a.m., Eastern Time, at the Trust’s offices, located at 1290 Avenue of the Americas, 15th Floor, New York, New York 10104.
As a Contractholder, it is important for you to vote! On the back of this notice, you will find a summary of the proposal being voted on at the Special Meeting.
This communication is NOT a form for providing voting instructions and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before providing voting instructions. The proxy materials also include details on how to provide voting instructions.
The proxy materials, which include the Letter to Contractholders, the Notice of Special Meeting of Shareholders, the Contractholder Voting Instructions, the Proxy Statement and the Form of Voting Instruction Card, are available at the following Internet Web site address:
https://www.proxy-direct.com/eqt-33433
YOU CAN ACCESS AND REVIEW THE PROXY MATERIALS AND VOTE ONLINE AT THE ABOVE INTERNET WEB SITE ADDRESS.
If you want to receive a paper copy of the proxy materials or an e-mail with a link to the proxy materials, you must request one, otherwise you will not receive a paper copy of, or an e-mail with a link to, the proxy materials. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within three business days of receipt of the request. Please make your request using one of the three methods below as soon as possible, but no later than October 13, 2023, to facilitate timely delivery.
            ONLINE ACCESS – REQUEST BY INTERNET
Log on to the Internet and go to: https://www.proxy-direct.com/eqt-33433
On this Web site you can view the proxy materials online, request paper copies of the proxy materials, request an e-mail with a link to the proxy materials, and/or set future delivery preferences.
Just follow the steps outlined on this secure Web site.
TELEPHONE REQUESTS—CALL 1-877-816-5331 E-MAIL REQUEST TO: proxymaterials@computershare.com:
Obtain paper copies of the proxy materials with an option to set future E-mail us to request proxy materials for the Special Meeting and/or to set delivery preferences by touch tone phone. Call the toll-free ordering future delivery preferences. phone number above and follow the instructions provided in the - In your e-mail request for proxy materials please provide your 14-Digit recorded messages. Control Number and 8-Digit Security Code as listed on this notice.
- If you want to receive all future proxy materials in paper form or via e-mail, please note your preference and, for e-mail, provide the e-mail address.
PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN OCTOBER 13, 2023, TO FACILITATE TIMELY DELIVERY.
EQA_33433_NA_082423

FUNDS / PORTFOLIOS	FUNDS / PORTFOLIOS	FUNDS / PORTFOLIOS
1290 VT Convertible Securities	1290 VT DoubleLine Opportunistic Bond	1290 VT Equity Income
1290 VT GAMCO Mergers and Acquisitions	1290 VT GAMCO Small Company Value	1290 VT High Yield Bond
1290 VT Micro Cap	1290 VT Moderate Growth Allocation	1290 VT Multi-Alternative Strategies
1290 VT Natural Resources	1290 VT Real Estate	1290 VT Small Cap Value
1290 VT SmartBeta Equity ESG	1290 VT Socially Responsible	ATM International Managed Volatility
ATM Large Cap Managed Volatility	ATM Mid Cap Managed Volatility	ATM Small Cap Managed Volatility
EQ/2000 Managed Volatility	EQ/400 Managed Volatility	EQ/500 Managed Volatility
EQ/AB Dynamic Aggressive Growth	EQ/AB Dynamic Growth	EQ/AB Dynamic Moderate Growth
EQ/AB Short Duration Government Bond	EQ/AB Small Cap Growth	EQ/AB Sustainable U.S. Thematic
EQ/Aggressive Growth Strategy	EQ/All Asset Growth Allocation	EQ/American Century Mid Cap Value
EQ/American Century Moderate Growth Allocation	EQ/Balanced Strategy	EQ/Capital Group Research
EQ/ClearBridge Large Cap Growth ESG	EQ/ClearBridge Select Equity Managed Volatility	EQ/Common Stock Index

The following matters will be considered at the Special Meeting:

1. To elect the Board of Trustees of the Trust (the "Board"). The nominees for election to the Board are Mark A. Barnard, Michael B. Clement, Donald E. Foley, Patricia M. Haverland, Marcia Haydel, Steven M. Joenk, Kimberly Thompson Laughton, H. Thomas McMeekin, Jeffery S. Perry, Gary S. Schpero, and Kathleen Stephansen.

2. To transact such other business that may properly come before the meeting or any adjournments thereof.

The Board of Trustees recommends that you vote FOR each nominee to the Board of Trustees of the Trust identified in the Proxy Statement.

If you wish to attend the Special Meeting and provide voting instructions in person, please follow the instructions in the proxy materials and bring this notice and proper identification with you to the Special Meeting.

Please refer to the Proxy Materials for further details on the proposal and for details on how to provide voting instructions.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability of Proxy Materials instead of a proxy statement and voting instruction card?

EQ Advisors Trust is holding a Special Meeting of Shareholders and has elected to furnish proxy materials by utilizing the Notice and Access distribution model pursuant to a rule adopted by the Securities and Exchange Commission (the "SEC"). The Notice and Access distribution model allows mutual funds to furnish proxy materials to you via the Internet by providing you with a notice indicating how to access the proxy materials online, as well as instructions on how you can request a full set of printed proxy materials via mail. As a Contractholder, you can select the means by which you access the proxy materials for the Special Meeting. You can view the proxy materials for the Special Meeting electronically via the Internet, or you can request a full set of printed proxy materials for the Special Meeting and, if you wish, all future shareholder meetings (or you can make that choice on a case by case basis).

How do I access the proxy materials and provide my voting instructions?

On the front side of this notice are instructions on how to access the proxy materials online or request ("order") a full set of printed proxy materials via mail.

When you are ready to provide voting instructions, electronic voting is available by Internet or Touch Tone Telephone by using the 14-digit Control Number and 8-digit Security Code on the front side of this notice. The Touch Tone voting phone number is different from the ordering phone number and is displayed on the Internet Web site indicated on the front side of this notice. If you want to vote by mail, you will need to request a paper copy of the proxy materials to receive a voting instruction card and a return envelope.

When you are on the Internet Web site or ordering on the phone, you can also set your preference for the delivery of proxy materials for future shareholder meetings.

If I request printed proxy materials, how long will it take for me to receive them?

The SEC rule requires that the proxy materials be sent via first class mail within three business days of receipt of your request.

EQA_33433_NA_082423

EQ ADVISORS TRUST PO Box 43131 Providence, RI 02940-3131
IMPORTANT PROXY INFORMATION Your Vote Counts!
PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING PROXY MATERIALS VIA THE INTERNET,
TELEPHONE OR E-MAIL. When you are ready to provide voting instructions, you can use the same Control Number & Security Code to do so.
Special Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions.
Important Notice Regarding the Availability of Proxy Materials for the EQ Advisors Trust Special Meeting of Shareholders to Be Held on October 23, 2023.
The Special Meeting of Shareholders of EQ Advisors Trust (the “Trust”) will be held on October 23, 2023, at 10:00 a.m., Eastern Time, at the Trust’s offices, located at 1290 Avenue of the Americas, 15th Floor, New York, New York 10104.
As a Contractholder, it is important for you to vote! On the back of this notice, you will find a summary of the proposal being voted on at the Special Meeting.
This communication is NOT a form for providing voting instructions and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before providing voting instructions. The proxy materials also include details on how to provide voting instructions.
The proxy materials, which include the Letter to Contractholders, the Notice of Special Meeting of Shareholders, the Contractholder Voting Instructions, the Proxy Statement and the Form of Voting Instruction Card, are available at the following Internet Web site address:
https://www.proxy-direct.com/eqt-33433
YOU CAN ACCESS AND REVIEW THE PROXY MATERIALS AND VOTE ONLINE AT THE ABOVE INTERNET WEB SITE ADDRESS.
If you want to receive a paper copy of the proxy materials or an e-mail with a link to the proxy materials, you must request one, otherwise you will not receive a paper copy of, or an e-mail with a link to, the proxy materials. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within three business days of receipt of the request. Please make your request using one of the three methods below as soon as possible, but no later than October 13, 2023, to facilitate timely delivery.
            ONLINE ACCESS – REQUEST BY INTERNET
Log on to the Internet and go to: https://www.proxy-direct.com/eqt-33433
On this Web site you can view the proxy materials online, request paper copies of the proxy materials, request an e-mail with a link to the proxy materials, and/or set future delivery preferences.
Just follow the steps outlined on this secure Web site.
TELEPHONE REQUESTS—CALL 1-877-816-5331 E-MAIL REQUEST TO: proxymaterials@computershare.com:
Obtain paper copies of the proxy materials with an option to set future E-mail us to request proxy materials for the Special Meeting and/or to set delivery preferences by touch tone phone. Call the toll-free ordering future delivery preferences. phone number above and follow the instructions provided in the - In your e-mail request for proxy materials please provide your 14-Digit recorded messages. Control Number and 8-Digit Security Code as listed on this notice.
- If you want to receive all future proxy materials in paper form or via e-mail, please note your preference and, for e-mail, provide the e-mail address.
PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN OCTOBER 13, 2023, TO FACILITATE TIMELY DELIVERY.
EQA_33433_NA_082423

FUNDS / PORTFOLIOS	FUNDS / PORTFOLIOS	FUNDS / PORTFOLIOS
EQ/Conservative Growth Strategy	EQ/Conservative Strategy	EQ/Core Bond Index
EQ/Emerging Markets Equity PLUS	EQ/Equity 500 Index	EQ/Fidelity Institutional AM Large Cap
EQ/Franklin Moderate Allocation	EQ/Franklin Rising Dividends	EQ/Franklin Small Cap Value Managed Volatility
EQ/Global Equity Managed Volatility	EQ/Goldman Sachs Growth Allocation	EQ/Goldman Sachs Mid Cap Value
EQ/Goldman Sachs Moderate Growth Allocation	EQ/Growth Strategy	EQ/Intermediate Corporate Bond
EQ/Intermediate Government Bond	EQ/International Core Managed Volatility	EQ/International Equity Index
EQ/International Managed Volatility	EQ/International Value Managed Volatility	EQ/Invesco Comstock
EQ/Invesco Global	EQ/Invesco Global Real Assets	EQ/Invesco Moderate Allocation
EQ/Invesco Moderate Growth Allocation	EQ/Janus Enterprise	EQ/JPMorgan Growth Allocation
EQ/JPMorgan Growth Stock	EQ/JPMorgan Value Opportunities	EQ/Large Cap Core Managed Volatility
EQ/Large Cap Growth Index	EQ/Large Cap Growth Managed Volatility	EQ/Large Cap Value Index
EQ/Large Cap Value Managed Volatility	EQ/Lazard Emerging Markets Equity	EQ/Long-Term Bond

The following matters will be considered at the Special Meeting:

1. To elect the Board of Trustees of the Trust (the "Board"). The nominees for election to the Board are Mark A. Barnard, Michael B. Clement, Donald E. Foley, Patricia M. Haverland, Marcia Haydel, Steven M. Joenk, Kimberly Thompson Laughton, H. Thomas McMeekin, Jeffery S. Perry, Gary S. Schpero, and Kathleen Stephansen.

2. To transact such other business that may properly come before the meeting or any adjournments thereof.

The Board of Trustees recommends that you vote FOR each nominee to the Board of Trustees of the Trust identified in the Proxy Statement.

If you wish to attend the Special Meeting and provide voting instructions in person, please follow the instructions in the proxy materials and bring this notice and proper identification with you to the Special Meeting.

Please refer to the Proxy Materials for further details on the proposal and for details on how to provide voting instructions.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability of Proxy Materials instead of a proxy statement and voting instruction card?

EQ Advisors Trust is holding a Special Meeting of Shareholders and has elected to furnish proxy materials by utilizing the Notice and Access distribution model pursuant to a rule adopted by the Securities and Exchange Commission (the "SEC"). The Notice and Access distribution model allows mutual funds to furnish proxy materials to you via the Internet by providing you with a notice indicating how to access the proxy materials online, as well as instructions on how you can request a full set of printed proxy materials via mail. As a Contractholder, you can select the means by which you access the proxy materials for the Special Meeting. You can view the proxy materials for the Special Meeting electronically via the Internet, or you can request a full set of printed proxy materials for the Special Meeting and, if you wish, all future shareholder meetings (or you can make that choice on a case by case basis).

How do I access the proxy materials and provide my voting instructions?

On the front side of this notice are instructions on how to access the proxy materials online or request ("order") a full set of printed proxy materials via mail.

When you are ready to provide voting instructions, electronic voting is available by Internet or Touch Tone Telephone by using the 14-digit Control Number and 8-digit Security Code on the front side of this notice. The Touch Tone voting phone number is different from the ordering phone number and is displayed on the Internet Web site indicated on the front side of this notice. If you want to vote by mail, you will need to request a paper copy of the proxy materials to receive a voting instruction card and a return envelope.

When you are on the Internet Web site or ordering on the phone, you can also set your preference for the delivery of proxy materials for future shareholder meetings.

If I request printed proxy materials, how long will it take for me to receive them?

The SEC rule requires that the proxy materials be sent via first class mail within three business days of receipt of your request.

EQA_33433_NA_082423

EQ ADVISORS TRUST PO Box 43131 Providence, RI 02940-3131
IMPORTANT PROXY INFORMATION Your Vote Counts!
PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING PROXY MATERIALS VIA THE INTERNET,
TELEPHONE OR E-MAIL. When you are ready to provide voting instructions, you can use the same Control Number
& Security Code to do so.
Special Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions.
Important Notice Regarding the Availability of Proxy Materials for the EQ Advisors Trust Special Meeting of Shareholders to Be Held on October 23, 2023.
The Special Meeting of Shareholders of EQ Advisors Trust (the “Trust”) will be held on October 23, 2023, at 10:00 a.m., Eastern Time, at the Trust’s offices, located at 1290 Avenue of the Americas, 15th Floor, New York, New York 10104.
As a Contractholder, it is important for you to vote! On the back of this notice, you will find a summary of the proposal being voted on at the Special Meeting.
This communication is NOT a form for providing voting instructions and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before providing voting instructions. The proxy materials also include details on how to provide voting instructions.
The proxy materials, which include the Letter to Contractholders, the Notice of Special Meeting of Shareholders, the Contractholder Voting Instructions, the Proxy Statement and the Form of Voting Instruction Card, are available at the following Internet Web site address:
https://www.proxy-direct.com/eqt-33433
YOU CAN ACCESS AND REVIEW THE PROXY MATERIALS AND VOTE ONLINE AT THE ABOVE INTERNET WEB SITE ADDRESS.
If you want to receive a paper copy of the proxy materials or an e-mail with a link to the proxy materials, you must request one, otherwise you will not receive a paper copy of, or an e-mail with a link to, the proxy materials. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within three business days of receipt of the request. Please make your request using one of the three methods below as soon as possible, but no later than October 13, 2023, to facilitate timely delivery.
            ONLINE ACCESS – REQUEST BY INTERNET
Log on to the Internet and go to: https://www.proxy-direct.com/eqt-33433
On this Web site you can view the proxy materials online, request paper copies of the proxy materials, request an e-mail with a link to the proxy materials, and/or set future delivery preferences.
Just follow the steps outlined on this secure Web site.
TELEPHONE REQUESTS—CALL 1-877-816-5331 E-MAIL REQUEST TO: proxymaterials@computershare.com:
Obtain paper copies of the proxy materials with an option to set future E-mail us to request proxy materials for the Special Meeting and/or to set delivery preferences by touch tone phone. Call the toll-free ordering future delivery preferences. phone number above and follow the instructions provided in the - In your e-mail request for proxy materials please provide your 14-Digit recorded messages. Control Number and 8-Digit Security Code as listed on this notice.
- If you want to receive all future proxy materials in paper form or via e-mail, please note your preference and, for e-mail, provide the e-mail address.
PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN OCTOBER 13, 2023, TO FACILITATE TIMELY DELIVERY.
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FUNDS / PORTFOLIOS	FUNDS / PORTFOLIOS	FUNDS / PORTFOLIOS
EQ/Loomis Sayles Growth	EQ/MFS International Growth	EQ/MFS International Intrinsic Value
EQ/MFS Mid Cap Focused Growth	EQ/MFS Technology	EQ/MFS Utilities Series
EQ/Mid Cap Index	EQ/Mid Cap Value Managed Volatility	EQ/Moderate Growth Strategy
EQ/Money Market	EQ/Morgan Stanley Small Cap Growth	EQ/PIMCO Global Real Return
EQ/PIMCO Real Return	EQ/PIMCO Total Return ESG	EQ/PIMCO Ultra Short Bond
EQ/Quality Bond PLUS	EQ/Small Company Index	EQ/T. Rowe Price Health Sciences
EQ/Ultra Conservative Strategy	EQ/Value Equity	EQ/Wellington Energy
Equitable Conservative Growth MF/ETF	Equitable Growth MF/ETF	Equitable Moderate Growth MF/ETF
Multimanager Aggressive Equity	Multimanager Core Bond	Multimanager Technology

The following matters will be considered at the Special Meeting:

1. To elect the Board of Trustees of the Trust (the "Board"). The nominees for election to the Board are Mark A. Barnard, Michael B. Clement, Donald E. Foley, Patricia M. Haverland, Marcia Haydel, Steven M. Joenk, Kimberly Thompson Laughton, H. Thomas McMeekin, Jeffery S. Perry, Gary S. Schpero, and Kathleen Stephansen.

2. To transact such other business that may properly come before the meeting or any adjournments thereof.

The Board of Trustees recommends that you vote FOR each nominee to the Board of Trustees of the Trust identified in the Proxy Statement.

If you wish to attend the Special Meeting and provide voting instructions in person, please follow the instructions in the proxy materials and bring this notice and proper identification with you to the Special Meeting.

Please refer to the Proxy Materials for further details on the proposal and for details on how to provide voting instructions.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability of Proxy Materials instead of a proxy statement and voting instruction card?

EQ Advisors Trust is holding a Special Meeting of Shareholders and has elected to furnish proxy materials by utilizing the Notice and Access distribution model pursuant to a rule adopted by the Securities and Exchange Commission (the "SEC"). The Notice and Access distribution model allows mutual funds to furnish proxy materials to you via the Internet by providing you with a notice indicating how to access the proxy materials online, as well as instructions on how you can request a full set of printed proxy materials via mail. As a Contractholder, you can select the means by which you access the proxy materials for the Special Meeting. You can view the proxy materials for the Special Meeting electronically via the Internet, or you can request a full set of printed proxy materials for the Special Meeting and, if you wish, all future shareholder meetings (or you can make that choice on a case by case basis).

How do I access the proxy materials and provide my voting instructions?

On the front side of this notice are instructions on how to access the proxy materials online or request ("order") a full set of printed proxy materials via mail.

When you are ready to provide voting instructions, electronic voting is available by Internet or Touch Tone Telephone by using the 14-digit Control Number and 8-digit Security Code on the front side of this notice. The Touch Tone voting phone number is different from the ordering phone number and is displayed on the Internet Web site indicated on the front side of this notice. If you want to vote by mail, you will need to request a paper copy of the proxy materials to receive a voting instruction card and a return envelope.

When you are on the Internet Web site or ordering on the phone, you can also set your preference for the delivery of proxy materials for future shareholder meetings.

If I request printed proxy materials, how long will it take for me to receive them?

The SEC rule requires that the proxy materials be sent via first class mail within three business days of receipt of your request.

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